UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09025
New Covenant Funds
(Exact name of registrant as specified in charter)
200 East Twelfth Street, Jeffersonville, IN 47130
(Address of principal executive offices) (Zip code)
U.S. Bancorp Fund Service, LLC
777 E Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)
414-765-5138
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: June 30, 2009

Item 1. Reports to Stockholders.

NEW COVENANT MUTUAL FUNDS
Funds with a Mission

ANNUAL REPORT JUNE 30, 2009

...KEEP SOUND WISDOM AND PRUDENCE, AND THEY WILL BE LIFE FOR YOUR SOUL.

Proverbs 3:21-22

table of contents

Shareholder Letter	2

Portfolios of Investments	7

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	34

Supplemental Data	35

Trustees and Officers	39

to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

Dear Shareholders:

We are pleased to present this annual report covering the 12-month period between July 1, 2008 and June 30, 2009. The national and global economies struggled for much of the period, but appeared to begin showing the first signs of recovery as the period ended. Domestic and international stock markets posted significant losses, while bonds generally produced modest positive returns.

Credit conditions deteriorated in the aftermath of the subprime mortgage crisis. As a result, a number of high-profile commercial and investment banks experienced catastrophic liquidity crises. Housing prices slumped during the period, while the unemployment rate reached its highest level in more than 26 years. Both factors sapped consumer spending and weighed heavily on financial markets. As the crisis continued, individuals pulled back on their debt-funded spending. The personal savings rate rose, and the national economy shrank. Congress responded by approving hundreds of billions of dollars in spending aimed at supporting credit markets and stimulating the economy.

Economic weakness spread to other countries, leading to concerns about a global recession. The combination of the worsening credit crisis and a weakening economy drove down global equity markets.

A number of leading economic indicators improved during the second half of the period, perhaps indicating the beginning of a recovery. The housing market began to show signs of stabilization, due in part to the federal government’s efforts to lower interest rates. Spreads between yields on Treasury securities and other types of bonds narrowed dramatically although still at the high end of normal range, leading observers to suggest the credit crisis was beginning to subside. Investors’ concerns about the economy apparently persisted, however, judging by high levels of volatility in the equity market.

Stocks dropped sharply for much of the period under review, then began to recover as the period ended. The S&P 5001 reached its low point for the period on March 9, and subsequently posted a strong rally. Nevertheless, the broad-market index declined -26.21% for the 12 months ending June 30, 2009. Foreign stocks as a whole fared worse than the U.S. market, with the MSCI EAFE Index of stock markets in 21 developed countries falling -33.55%

Fixed-income securities generally benefited as investors fled to assets they believed to be safe. In particular, demand for Treasury securities increased dramatically. The Barclays Capital U.S. Aggregate Bond Index2, which tracks the overall domestic bond market, returned 6.05% for the period. Meanwhile the Barclays Capital Intermediate Aggregate Index2, which tracks government and investment-grade corporate bonds with maturities of 10 years or less, returned 6.14%.

The New Covenant Growth Fund

The New Covenant Growth Fund declined -28.16% during the 12-month period through June 30, 2009. That compared to a drop of -26.21% for the Fund’s benchmark, the S&P 500 Index.

The Advisor acts as a “manager of managers” for the Fund, which holds core investments in large U.S. stocks, augmented by satellite portfolios managed by subadvisors who specialize in unique sectors of the global equity market. We allocate assets to five equity subadvisors, each of which focuses on particular segments of the domestic and international equity markets.

The Fund trailed its benchmark largely because of its allocation to international equities. Generally speaking, we expect the Fund’s international allocation to exhibit a less than perfect correlation with domestic shares. International stocks’ correlation with U.S. equities tends to increase during periods of global financial stress, however.

The Fund’s subadvisors:

•	Wellington Management Company, LLP, based in Boston, manages the core equity portfolio of New Covenant Growth Fund. Wellington uses a blend of proprietary fundamental and quantitative research to select stocks, and employs disciplined risk-management controls. As of June 30, 2009, the Wellington portfolio represented approximately 57%* of the New Covenant Growth Fund.

•	Sound Shore Management, Inc., based in Greenwich, Connecticut, attempts to capitalize on disparities between large companies’ stock prices and intrinsic values. This portfolio includes assets previously managed by Mazama Capital Management, Inc., which we released as a subadvisor in August, 2008. Russell Investments managed these assets during the transition between Mazama and Sound Shore. The Sound Shore portfolio represented approximately 15%* of the New Covenant Growth Fund as of June 30.

•	Capital Guardian Trust Company, based in Los Angeles, manages the Growth Fund’s foreign satellite portfolio. The firm’s team of portfolio managers performs rigorous fundamental research to find undervalued stocks. As of June 30, 2009, the Capital Guardian portfolio represented approximately 13%* of the Growth Fund.

•	Santa Barbara Asset Management, headquartered in Santa Barbara, California, pursues an investment strategy focused on shares of large, established companies its analysts expect to grow over time. This portfolio, like the Sound Shore portfolio, includes assets previously managed by Mazama Capital Management, Inc. Likewise, Russell Investments managed these assets during the transition between Mazama and Santa Barbara. As of June 30, 2009, the Santa Barbara portfolio represented approximately 13%* of the New Covenant Growth Fund.

•	TimesSquare Capital Management, headquartered in Manhattan, assumed responsibility for the mid-cap growth portfolio in the second quarter of 2009. The TimesSquare approach emphasizes bottom-up equity research, fundamental analysis and security selection. As of June 30, 2009, the TimesSquare portfolio represented approximately 3%* of the New Covenant Growth Fund.

The New Covenant Income Fund

The New Covenant Income Fund returned -6.90% during the 12-month period ended June 30, 2009. That compared to a gain of 6.14% for its benchmark, the Barclays Capital Intermediate Aggregate Bond Index.

This Fund seeks to achieve returns commensurate with those of high quality, intermediate term fixed-income securities as a whole, while providing current income and preservation of capital.

The Fund’s underweight position in Treasury securities and overweight position in non-agency mortgage-backed securities detracted from absolute investment results as well as performance relative to the benchmark.

During this period we released the Fund’s subadvisor, Tattersall Advisory Group, and replaced the firm with the three subadvisors described below. Conditions in the credit market led us to engage subadvisors that emphasize fundamental credit analysis, rather than the kind of statistical or to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

technical analysis employed by Tattersall. Many traditional statistical models became ineffective during the past year, as global financial stress and unintended consequences of government intervention invalidated historical pricing relationships.

The Fund’s subadvisors:

•	Baird Advisors, headquartered in Milwaukee, Wisconsin, manages the intermediate, investment grade portfolio. The firm attempts to keep duration neutral relative to the benchmark, to mitigate risk associated with changes in interest rates. Baird also manages a separate transition account for the Fund, comprised primarily of mortgage-backed securities purchased by the Income Fund’s former subadvisor. Baird is seeking opportunities to liquidate the securities near the company’s estimate of their intrinsic value. In total, Baird managed 43% of the Fund’s net assets as of fiscal year-end: 27% in the intermediate core portfolio and the remaining 16% in the transition account.

•	Earnest Partners, LLC, based in Atlanta, pursues an intermediate, investment-grade approach. The firm emphasizes AAA-rated securities that are backed by the full faith and credit of the U.S. Treasury, but are not Treasury securities. Earnest managed 32% of the Fund’s net assets as of June 30, 2009.

•	Sterling Capital Management, headquartered in Charlotte, North Carolina, pursues a strategy that attempts to capitalize on duration-, sector- and credit-related opportunities among intermediate, investment-grade bonds. For part of the period under review Sterling also managed a separate transition account, comprised of securities purchased by the Fund’s former subadvisor. Sterling finished liquidating its transition account near the end of the period. The company managed 25% of the Fund’s net assets as of June 30, 2009.

The New Covenant Balanced Growth Fund

The New Covenant Balanced Growth Fund declined 19.96% during the 12-month period ended June 30, 2009. That compared to a decline of 13.85% for its benchmark, a composite index with a 60% weighting in the S&P 500 and a 40% weighting in the Barclays Capital Intermediate Aggregate Bond Index.

The Balanced Growth Fund trailed its composite benchmark due to underperformance by the Growth Fund and the Income Fund. As of June 30, 2009, the Fund held an asset allocation of approximately 60% of assets in the Growth Fund and 40% in the Income Fund.3

The New Covenant Balanced Income Fund

The New Covenant Balanced Income Fund declined 14.60% during the 12-month period ended June 30, 2009. That compared to a 5.71% return for its benchmark, a composite index with a 35% allocation to the S&P 500 Index and a 65% allocation to the Barclays Capital Intermediate Aggregate Bond Index.

The underperformance of both the Growth Fund and the Income Fund detracted from the Balanced Income Fund’s relative return. The Fund held a neutral asset allocation as of the end of the period, with approximately 35% of its assets in the Growth Fund and 65% of assets in the Income Fund.3

Thank you for choosing the New Covenant Funds. We believe the changes we have made to the Funds’ portfolios will enhance their ability to help you achieve your financial goals, and we look forward to serving you in the years to come. If you have questions or would like to receive a prospectus, please call us at 877-835-4531.

Sincerely,

Paul Stropkay
Senior Vice President
Chief Investment Officer
One Compass Advisors4

Past performance does not guarantee future results.

*	Portfolio holdings add to more than 100% due to rounding.
1	The Standard & Poor’s 500 Index (“S&P 500”) of stocks is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. It is not possible to invest directly in any index.
2	The Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital Intermediate Aggregate Bond Index (formerly known as the Lehman Aggregate Bond Index and the Lehman Intermediate Aggregate Bond Index, respectively) are unmanaged indices of U.S. bonds, which include reinvestment of any earnings. They are widely used to measure the overall performance of the U.S. bond market. It is not possible to invest directly in any index. In the future, the Fund will use the Barclays Capital Intermediate Aggregate Index for comparison purposes because the Adviser believes this benchmark is more highly correlated to the holdings and style of the Fund.
3	Portfolio composition is subject to change.
4	A subsidiary of the Presbyterian Church (U.S.A.) Foundation.

to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

Portfolio Allocation as of 6/30/09 (unaudited) (subject to change)

GROWTH FUND:

Percentage of
Security Allocation	Market Value

Information Technology	17.6%
Health Care	15.9%
Financials	14.4%
Energy	11.0%
Industrials	10.4%
Consumer Staples	10.4%
Consumer Discretionary	9.1%
Materials	4.0%
Utilities	3.8%
Telecommunication Services	3.4%

Total	100.0%

INCOME FUND:

Percentage of
Security Allocation	Market Value

Government Agency/Mortgage Backed Securities	43.4%
Non-Government Agency/Mortgage Backed Securities	26.4%
Corporates	14.6%
Asset Backed	3.6%
Treasuries	1.6%
Other	9.0%
Closed End Investment Companies	0.1%
Cash Equivalents(a)	1.3%

Total	100.0%

BALANCED GROWTH FUND:

Percentage of
Security Allocation	Market Value

New Covenant Growth Fund	61.7%
New Covenant Income Fund	37.3%
Cash Equivalents(a)	1.0%

Total	100.0%

BALANCED INCOME FUND:

Percentage of
Security Allocation	Market Value

New Covenant Income Fund	61.1%
New Covenant Growth Fund	36.6%
Cash Equivalents(a)	2.3%

Total	100.0%

(a)	Includes other assets in excess of liabilities

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2009
New Covenant Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Growth Fund[2]	-28.16%	-9.09%	-2.33%	-2.17%
S&P 500 Index	-26.21%	-8.22%	-2.24%	-2.22%

Gross Expense Ratio: 1.35%
Net Expense Ratio: 1.18%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s Adviser contractually agreed to limit the fees for the period from July 1, 2008 through June 30, 2009. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the Adviser. Had this waiver not been in effect, the performance would have been lower.

The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2009
New Covenant Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Income Fund[2]	-6.90%	-0.09%	0.94%	3.54%
Barclays Capital Intermediate Aggregate Bond Index	6.14%	6.43%	4.91%	5.82%

Gross Expense Ratio: 1.11%
Net Expense Ratio: 0.86%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s Adviser contractually agreed to limit the fees for the period from July 1, 2008 through June 30, 2009. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the Adviser. Had this waiver not been in effect, the performance would have been lower.

The Barclays Capital Intermediate Aggregate Bond index is representative of Intermediate investment grade government and corporate debt securities with maturities of 10 years or less. Investors cannot invest directly in an index. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund.

The Fund seeks investment results that correspond to the total return of the Barclays Capital Intermediate Aggregate Bond index. The portfolio normally invests at least 80% of assets, plus borrowings for investment purposes, in a portfolio of investment grade debt securities, rated at least A by Moody’s Investors Service, Inc. or rated at least A by Standard & Poor’s Ratings Group, or of comparable quality if unrated, included in the index, derivatives whose economic returns are, by design closely equivalent to the returns of the index or its components and exchange-traded funds.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Fund versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance of the Fund does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

[2]	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Adviser. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2009
New Covenant Balanced Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Growth Fund[2]	-19.96%	-5.39%	-0.87%	0.38%
Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index	-13.85%	-2.19%	0.86%	1.26%

Gross Expense Ratio: 0.40%
Net Expense Ratio: 0.15%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s adviser contractually agreed to limit the fees for the period from July 1, 2008 through June 30, 2009. The Net Expense Ratio is based upon the Gross Expense less the expenses reimbursed by the adviser. Had these expense reimbursements not been in effect, the performance would have been lower. The Fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Growth Fund invests, is expected to be 1.21% and prior to any expense waivers and reimbursements 1.38%.

The Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index is a composite index composed of 60% S&P 500 Index and 40% Barclays Capital Intermediate Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Barclays Capital Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2009
New Covenant Balanced Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Income Fund[2]	-14.60%	-3.18%	-0.07%	1.72%
Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index	-5.71%	1.47%	2.64%	3.26%

Gross Expense Ratio: 0.45%
Net Expense Ratio: 0.20%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s adviser contractually agreed to limit the fees for the period from July 1, 2008 through June 30, 2009. The Net Expense Ratio is based upon the Gross Expense less the expenses reimbursed by the adviser. Had these expense reimbursements not been in effect, the performance would have been lower. The Fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Growth Fund invests, is expected to be 1.19% and prior to any expense waivers and reimbursements 1.36%.

The Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index is a composite index composed of 35% S&P 500 Index and 65% Barclays Capital Intermediate Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Barclays Capital Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Fund versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance of the Fund does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

[2]	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Adviser. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

portfolio of investments

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value

COMMON STOCKS (97.5%)
	Advertising (0.4%)
67,000	Omnicom Group, Inc.	$2,115,860

	Automotive (1.0%)
5,500	Bayerische Motoren Werke AG	207,090
24,100	BorgWarner, Inc.(L)	823,015
5,653	Compagnie Generale des Etablissements Michelin	322,012
244,500	Ford Motor Co.(a)	1,484,115
42,800	Mitsubishi Corp.	794,378
2,800	Magna International, Inc., Class A	118,272
36,000	Nissan Motor Co., Ltd.	218,986
5,700	Peugeot SA(a)	149,691
5,700	Peugot SA - rights(a)	—
3,640	Renault SA(a)	133,635
20,000	Toyota Motor Corp.	761,925
51,500	WABCO Holdings, Inc.	911,550

		5,924,669

	Banks (4.2%)
83,831	Banco Bilbao Vizcaya Argentaria SA	1,051,367
332,529	Bank of America Corp.	4,389,383
3,108,000	Bank of China Ltd.	1,479,800
138,700	Barclays PLC	645,774
184,600	Commerce Asset Holdings	475,286
273,985	Grupo Financiero Inbursa SA	726,979
4,400	HSBC Holdings	37,272
1,265,000	Industrial & Commercial Bank of China, Class H	881,414
168,156	JPMorgan Chase & Co.	5,735,801
45,800	PNC Financial Services Group	1,777,498
7,200	Shinhan Financial Group Co., Ltd.(a)	182,268
2,912	Standard Chartered(L)	56,361
64,021	Standard Chartered PLC	1,200,729
3,400	Sumitomo Mitsui Financial Group, Inc.	138,703
263,700	Wells Fargo & Co.	6,397,362

		25,175,997

	Chemicals (2.0%)
5,600	CF Industries Holdings, Inc.	415,184
16,900	Eastman Chemical Co.(L)	640,510
9,600	Ecolab, Inc.	374,304
26,400	FMC Corp.	1,248,720
18,732	Israel Chemicals, Ltd.	185,938
3,000	K&S	168,469
15,200	Lubrizol Corp.	719,112
42,600	Monsanto Co.	3,166,884
45,100	Mosaic Co., Inc.	1,997,930
11,300	Potash Corp. of Saskatchewan, Inc.(a)	1,053,602
29,400	Praxair, Inc.	2,089,458

		12,060,111

	Commercial Services (2.8%)
171,800	Accenture Ltd., Class A	5,748,428
6,400	Alliance Data Systems Corp.(a)	263,616
5,800	Copart, Inc.(a)	201,086
77,000	Discover Financial Services	790,790
2,800	Dun & Bradstreet Corp.	227,388
5,700	Harsco Corp.	161,310
5,200	Iron Mountain, Inc.(a)	149,500
25,300	Manpower, Inc.(L)	1,071,202
65,100	RR Donnelley & Sons Co.(L)	756,462
2,300	Stericycle, Inc.(a)	118,519
1,100	Strayer Education, Inc.	239,921
18,700	Visa, Inc., Class A(L)	1,164,262
239,600	Western Union Co.	3,929,440
320,400	Xerox Corp.	2,076,192

		16,898,116

	Computer Services & Software (8.6%)
64,800	Activision Blizzard, Inc.(a)	818,424
7,500	Adobe Systems, Inc.(a)	212,250
37,900	Affiliated Computer Services, Inc., Class A(a)	1,683,518
23,100	Amdocs Ltd.(a)	495,495
42,500	Apple Computer, Inc.(a)	6,053,275
36,400	BMC Software, Inc.(a)	1,229,956
13,900	CA, Inc.	242,277
225,500	Cisco Systems, Inc.(a)	4,203,320
26,100	Citrix Systems, Inc.(a)	832,329
71,100	Dell, Inc.(a)	976,203
97,600	Hewlett Packard Co.	3,772,240
72,300	International Business Machines Corp.	7,549,566
152,500	Intuit, Inc.(a)	4,294,400
390,800	Microsoft Corp.	9,289,316
9,000	NetApp, Inc.(a)	177,480
247,400	Oracle Corp.	5,299,308
44,100	QLogic Corp.(a)	559,188
51,500	Red Hats, Inc.(a)	1,036,695
63,000	SanDisk Corp.(a)	925,470
7,100	SAP AG	285,562
24,000	Trend Micro, Inc.	769,814
29,200	Western Digital Corp.(a)	773,800

		51,479,886

	Construction & Building Materials (1.8%)
31,200	AGCO Corp.(a)(L)	906,984
116,000	Anhui Conch Cement Co. Ltd., Class H(L)	725,931
19,531	Bouygues SA(L)	734,300
36,956	Cemex S.A.B. de CV - ADR(a)	345,169
161,000	China Railway	248,458
26,000	Chiyoda Corp.	211,055
50,244	CRH PLC	1,147,448
16,700	Emcor Group, Inc.(a)(L)	336,004
16,190	Holcim Ltd.(a)	919,347
50,400	Jacobs Engineering Group, Inc.(a)	2,121,336
10,518	Lafarge SA(L)	711,947
1,900	Martin Marietta Materials, Inc.	149,872
1,200	Orascom Construction Industries - ADR	40,970
10,900	Pool Corp.	180,504
47,200	Stanley Works	1,597,248
4,300	URS Corp.(a)	212,936

		10,589,509

	Consumer Products (2.8%)
19,000	Herbalife Ltd.(L)	599,260
80,400	Kimberly-Clark Corp.	4,215,372
101,100	Kimberly-Clark de Mexico	387,563
82,000	Li & Fung Ltd.	220,076
26,400	L’OREAL	1,973,065
28,600	NIKE, Inc.	1,480,908
3,700	Nintendo Co. Ltd.	1,022,795
107,100	Nu Skin Enterprises, Inc., Class A(L)	1,638,630
100,622	Procter & Gamble Co.	5,141,784

		16,679,453

	Diversified Operations (1.5%)
35,981	BAE Systems	200,378
18,908	Delta Electronics, Inc. - ADR(a)	213,849
39,300	Fluor Corp.(L)	2,015,697
10,900	FPL Group, Inc.(L)	619,774
383,400	General Electric Co.	4,493,448
4,000	Johnson Controls, Inc.	86,880
27,800	Serco Group PLC	193,143
8,400	Seven & I Holdings Co., Ltd.	197,965
10,900	Siemens AG	751,714
20,800	Sumitomo Corp.	212,027
17,900	United Utilities Group PLC	146,362

		9,131,237

	Electronics (2.8%)
100	Avnet, Inc.(a)	2,103
3,500	Dolby Laboratories, Inc.(a)	130,480
84,600	Edison International	2,661,516
47,500	Emerson Electric Co.	1,539,000

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value

COMMON STOCKS (cont.)
	Electronics (cont.)
8,400	Fanuc Ltd.	$676,639
476,900	Flextronics International Ltd.(a)	1,960,059
32,500	FLIR Systems, Inc.(a)	733,200
2,100	Hirose Electric Co., Ltd.	224,529
1,300	Keyence Corp.	265,843
11,200	Murata Manufacturing Co., Ltd.	476,670
901	Samsung Electronics Co., Ltd.	418,691
2,634	Samsung Electronics Co., Ltd. - GDR(a)	614,380
54,960	Taiwan Semiconductor - ADR	517,174
54,200	Teradyne, Inc.(a)(L)	371,812
262,000	Texas Instruments, Inc.(L)	5,580,600
12,400	Tokyo Electron Ltd.	601,111

		16,773,807

	Energy (4.2%)
255,900	AES Corp.(a)	2,970,999
26,100	Banpu Public Co., Inc.	258,932
8,800	Cameron International Corp.(a)	249,040
267,000	China Shenhua Energy Co., Ltd.	983,587
9,200	Diamond Offshore Drilling(L)	764,060
186,400	El Paso Corp.(L)	1,720,472
4,800	Electricite De France	233,492
22,300	Enersis SA - ADR	411,881
25,800	Entergy Corp.	2,000,016
110,674	Exelon Corp.	5,667,615
6,900	First Solar, Inc.(a)(L)	1,118,628
27,300	FirstEnergy Corp.(L)	1,057,875
82,200	Nabors Industries Ltd.(a)	1,280,676
44,800	National-Oilwell Varco, Inc.(a)	1,463,168
6,500	NRG Energy, Inc.(a)	168,740
33,200	PG&E Corp.	1,276,208
35,200	Public Service Enterprise Group, Inc.(L)	1,148,576
10,200	Scottish & Southern Energy PLC	191,136
71,300	Spectra Energy Corp.	1,206,396
11,500	Suncor Energy, Inc.(a)	349,701
52,300	Tanjong Public Limited Co.	197,892
8,400	The Kansai Electric Power Co. Inc.	185,727

		24,904,817

	Entertainment (0.4%)
41,100	Hasbro, Inc.(L)	996,264
35,000	Marvel Entertainment, Inc.(a)(L)	1,245,650

		2,241,914

	Financial Services (5.1%)
75,300	Ameriprise Financial, Inc.	1,827,531
32	Berkshire Hathaway, Inc.(a)	2,880,000
9,428	BNP Paribas SA(L)	611,710
6,400	CME Group, Inc.	1,991,104
34,800	Comerica, Inc.	736,020
18,500	Companhia Brasileira De Meios de Pagamen(a)	159,084
6,191	Credit Suisse Group	282,613
48,000	Credit Suisse Group - ADR	2,195,040
13,300	Deutsche Bank AG	805,933
6,431	Deutsche Boerse AG	498,724
36,760	Goldman Sachs Group, Inc.	5,419,894
13,000	Hong Kong Exchanges & Clearing Ltd.	202,463
133,700	Invesco Ltd.	2,382,534
14,100	Investor AB	217,495
35,200	Knight Capital Group, Inc., Class A(a)(L)	600,160
10,100	Mastercard, Inc.	1,689,831
160,100	Morgan Stanley	4,564,451
16,400	Nasdaq Stock Market, Inc.(a)	349,484
3,700	Paychex, Inc.	93,240
8,500	Principal Financial Group, Inc.	160,140
13,200	SEI Investments Co.	238,128
97,200	The Charles Schwab Corp.	1,704,888
59,700	U.S. Bancorp	1,069,824

		30,680,291

	Food & Beverages (5.4%)
45,900	Archer Daniels Midland Co.	1,228,743
23,400	Bunge Ltd.	1,409,850
31,900	Cadbury PLC	271,856
86,005	Coca-Cola Amatil Ltd.	596,699
99,700	Coca-Cola Co.	4,784,603
40,100	Coca-Cola Enterprises, Inc.	667,665
12,600	Coca-Cola Hellenic Bottling Company S.A.	259,838
11,500	Fomento Economico Mexicano SA de CV - ADR	370,760
32,200	General Mills, Inc.	1,803,844
30,600	Hansen Natural Corp.(a)	943,092
66,200	Hormel Foods Corp.	2,286,548
29,400	Kellogg Co.	1,369,158
39,400	Koninklijke Ahold NV	452,351
27,700	Kroger Co.	610,785
399	Lindt & Spruengli AG	745,451
39,728	Nestle SA	1,496,176
28,700	Pepsi Bottling Group, Inc.	971,208
96,700	PepsiCo, Inc.	5,314,632
68,000	Safeway, Inc.	1,385,160
106,500	Supervalu, Inc.	1,379,175
48,900	Unilever NV	1,177,515
97,000	Unilever NV - ADR	2,345,460
7,950	Unilever PLC	186,249
12,614	Woolworths Ltd.	267,933

		32,324,751

	Forest Products & Paper (0.1%)
420,000	Nine Dragons Paper Holdings Ltd.	277,469
7,300	Sappi - ADR(L)	21,827
32,060	Sappi	94,377
21,900	UPM-Kymmene Corp.	190,787

		584,460

	Health Care Services (3.6%)
123,400	Aetna, Inc.	3,091,170
158,300	Bristol-Myers Squibb Co.	3,215,073
16,300	DaVita, Inc.(a)	806,198
31,600	Express Scripts, Inc., Class A(a)	2,172,500
29,100	Health Net, Inc.(a)(L)	452,505
20,800	Hospira, Inc.(a)(L)	801,216
2,900	Laboratory Corp. of America Holdings(a)	196,591
3,400	Mindray Medical International Ltd. - ADR	94,928
48,700	Quest Diagnostics, Inc.	2,748,141
36,900	Stryker Corp.	1,466,406
4,052	Synthes, Inc.	391,197
133,920	UnitedHealth Group, Inc.	3,345,322
50,000	Varian Medical Systems, Inc.(a)	1,757,000
19,600	Wellpoint, Inc.(a)	997,444

		21,535,691

	Insurance (4.1%)
17,400	AFLAC, Inc.	540,966
7,700	Allianz AG	708,936
41,300	Allied World Assurance Co. Holdings Ltd.	1,686,279
68,200	Aon Corp.(L)	2,582,734
56,200	Axis Capital Holdings Ltd.	1,471,316
26,100	Everest Re Group Ltd.	1,867,977
56,900	Humana, Inc.(a)	1,835,594
41,700	Lincoln National Corp.	717,657
600	Markel Corp.(a)	169,020
131,100	Marsh & McLennan Cos., Inc.	2,639,043
2,322	Muenchener Rueckversicherungs AG	313,333
33,700	Prudential Financial, Inc.	1,254,314
8,200	RenaissanceRe Holdings, Ltd.	381,628
67,500	The Chubb Corp.	2,691,900
136,300	The Progressive Corp.(a)(L)	2,059,493

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value

COMMON STOCKS (cont.)
	Insurance (cont.)
51,239	The Travelers Cos., Inc.	$2,102,848
7,400	Tokio Marine Holding, Inc.	205,097
93,400	UnumProvident Corp.	1,481,324

		24,709,459

	Internet (1.7%)
15,100	Amazon.com, Inc.(a)	1,263,266
20,200	Genpact Limited(a)	237,350
6,800	Global Payments, Inc.	254,728
9,190	Google, Inc., Class A(a)	3,874,412
1,760	NHN Corp.(a)	243,840
63,500	Softbank Corp.	1,240,536
149,200	Symantec Corp.(a)	2,321,552
29,400	VeriSign, Inc.(a)(L)	543,312

		9,978,996

	Lodging (0.1%)
4,400	Accor SA	174,406
56,000	Shangri-La Asia Ltd.(L)	83,097

		257,503

	Machinery & Equipment (0.2%)
8,900	Kurita Water Industries Ltd.	288,244
4,200	PACCAR, Inc.	136,542
7,100	SMC Corp.(L)	765,755
3,300	Weatherford International Ltd.(a)	64,548

		1,255,089

	Manufacturing (4.3%)
8,000	Altera Corp.	130,240
11,700	Analog Devices, Inc.	289,926
9,200	ASML Holding N.V. - ADR	199,180
16,900	Assa Abloy AB, Class B	235,494
2,800	Church & Dwight Co., Inc.	152,068
51,100	Danaher Corp.(L)	3,154,914
87,100	Dover Corp.	2,882,139
36,700	Graftech International Ltd.(a)(L)	415,077
85,500	Honeywell International, Inc.	2,684,700
45,300	Illinois Tool Works, Inc.	1,691,502
62,500	ITT Industries, Inc.	2,781,250
32,400	Nvidia Corp.(a)(L)	365,796
254,200	ON Semiconductor Corp.(a)(L)	1,743,812
52,500	Owens-Illinois, Inc.(a)	1,470,525
90,450	Parker Hannifin Corp.(L)	3,885,732
40,600	Precision Castparts Corp.	2,965,018
16,200	Waters Corp.(a)	833,814

		25,881,187

	Media (2.3%)
170,200	Comcast Corp., Class A	2,466,198
20,300	Discovery Communications, Inc.(a)	416,759
10,600	National CineMedia, Inc.	145,856
6,400	Shaw Communications, Inc.(a)	107,735
54,600	The McGraw-Hill Cos., Inc.	1,644,006
15,202	Time Warner Cable, Inc.	481,447
215,166	Time Warner, Inc.	5,420,032
30,500	Virgin Media, Inc.	285,175
23,008	Vivendi SA(L)	549,838
6,512	Washington Post Co., Class B(L)	2,293,396

		13,810,442

	Medical (5.5%)
18,200	Alcon, Inc.	2,113,384
124,170	Alkermes, Inc.(a)(L)	1,343,519
33,600	Allergan, Inc.	1,598,688
63,400	Amgen, Inc.(a)	3,356,396
38,400	Baxter International, Inc.	2,033,664
19,400	Becton, Dickinson & Co.	1,383,414
417,200	Boston Scientific Corp.(a)	4,230,408
25,700	C.R. Bard, Inc.	1,913,365
91,200	Johnson & Johnson, Inc.	5,180,160
90,300	Medtronic, Inc.	3,150,567
8,900	Resmed, Inc.(a)	362,497
144,400	Schering-Plough Corp.	3,627,328
54,500	St. Jude Medical, Inc.(a)	2,239,950

		32,533,340

	Metals & Mining (1.2%)
1,300	AngloGold Ashanti	47,713
7,200	AngloGold Ashanti Ltd. - ADR	263,736
6,300	Barrick Gold Corp.	211,365
21,200	BHP Billiton PLC	475,738
29,800	Cameco Corp.(a)	764,503
73,600	Cliffs Natural Resources, Inc.	1,800,992
21,900	Consol Energy, Inc.	743,724
19,700	Freeport-McMoRan Copper & Gold, Inc., Class B	987,167
11,800	Harmony Gold Mining Co., Ltd. - ADR(a)	121,776
8,803	Harmony Gold Mining Co., Ltd.(a)	91,326
416	Newcrest Mining	10,227
8,284	Newcrest Mining Ltd.(a)(b)	203,662
28,300	Peabody Energy Corp.	853,528
14,000	Sumitomo Metal Mining Co., Ltd.	198,080

		6,773,537

	Oil & Gas (9.6%)
4,296	Air Liquide SA	392,397
71,600	BG Group PLC	1,199,164
6,300	Cairn Energy PLC(a)	242,742
12,200	Canadian Natural Resources Ltd.(a)	641,807
48,292	ChevronTexaco Corp.	3,199,345
148,238	ConocoPhillips	6,234,890
15,900	Denbury Resources, Inc.(a)	234,207
40,000	Devon Energy Corp.	2,180,000
5,500	E.ON AG	194,591
5,200	Enbridge, Inc.(a)	180,434
17,800	EOG Resources, Inc.	1,208,976
165,800	Exxon Mobil Corp.	11,591,078
9,300	Forest Oil Corp.(a)	138,756
18,100	Gazprom - ADR(a)	380,824
6,600	GDF Suez SA	245,730
79,300	Hess Corp.	4,262,375
102,000	Marathon Oil Corp.	3,073,260
59,900	Noble Corp.	1,811,975
42,100	Occidental Petroleum Corp.	2,770,601
4,200	Petro-Canada(a)	162,201
5,800	Range Resources Corp.	240,178
7,300	Reliance Industries Ltd. - (a)(b)	616,671
37,652	Royal Dutch Shell, Class A	940,204
7,400	Sasol Ltd.	259,083
1,800	Sasol Ltd. - ADR	62,676
104,000	Schlumberger Ltd.	5,627,440
52,000	Seadrill Ltd.(a)	742,378
46,300	Snam Rete Gas SpA	203,139
3,200	Total SA	172,742
62,500	UGI Corp.	1,593,125
35,800	Ultra Petroleum Corp.(a)	1,396,200
57,500	Williams Cos., Inc.	897,575
110,300	XTO Energy, Inc.	4,206,842

		57,303,606

	Pharmaceuticals (6.1%)
108,100	Abbott Laboratories	5,085,024
9,900	Bayer AG	530,811
65,500	Cardinal Health, Inc.	2,001,025
3,500	Cephalon, Inc.(a)	198,275
98,400	Eli Lilly & Co.	3,408,576
72,800	Forest Laboratories, Inc.(a)	1,828,008
91,600	Gilead Sciences, Inc.(a)	4,290,544
101,400	Merck & Co., Inc.	2,835,144
68,300	Novartis AG - ADR	2,785,957
12,300	Novo Nordisk, Class B	664,996
4,800	Perrigo Co.	133,344
365,815	Pfizer, Inc.	5,487,225

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value

COMMON STOCKS (cont.)
	Pharmaceuticals (cont.)
16,996	Roche Holding AG	$2,310,349
16,200	Shire Ltd.	222,679
11,100	Shire Pharmaceuticals PLC - ADR	460,428
40,100	Teva Pharmaceutical Industries Ltd. - ADR	1,978,534
53,900	Wyeth	2,446,521

		36,667,440

	Real Estate (0.7%)
129,700	Annaly Mortgage Management, Inc.(L)	1,963,658
249,920	China Overseas Land & Investment Ltd.	580,456
160,000	China Res Land	354,682
58,000	Kerry Properties Ltd.	254,450
161,000	Link REIT	343,603
22,000	Sun Hung Kai Properties Ltd.	274,785
74,000	Wharf Holdings Ltd.	313,662

		4,085,296

	Restaurant (0.2%)
24,300	McDonald’s Corp.	1,397,007

	Retail (5.5%)
28,000	Abercrombie & Fitch Co., Class A(L)	710,920
5,500	AutoZone, Inc.(a)	831,105
37,300	Best Buy Co., Inc.(L)	1,249,177
33,000	Big Lots, Inc.(a)(L)	693,990
71,830	BJ’s Wholesale Club, Inc.(a)	2,315,081
58,800	Coach, Inc.(a)	1,580,544
4,600	Fastenal Co.	152,582
157,600	Gap, Inc.(L)	2,584,640
427,000	GOME Electrical Appliances Holdings Ltd.	106,336
28,900	Home Depot, Inc.	682,907
42,600	Kohl’s Corp.(a)	1,821,150
126,500	Limited Brands(L)	1,514,205
78,800	Macy’s, Inc.	926,688
222,100	Office Depot, Inc.(a)(L)	1,012,776
19,600	Ross Stores, Inc.	756,560
4,400	Shoppers Drug Mart Corp.(L)	189,104
67,700	Staples, Inc.	1,365,509
116,400	Tesco PLC	677,147
6,300	Tiffany & Co.	159,768
69,100	TJX Cos., Inc.	2,173,886
63,300	Walgreen Co.	1,861,020
138,900	Walmart De Mexico SA	410,954
174,300	Wal-Mart Stores, Inc.	8,443,092
30,500	Weight Watchers International, Inc.(L)	785,985

		33,005,126

	Schools (0.6%)
40,900	Apollo Group, Inc., Class A(a)(L)	2,908,808
8,200	ITT Educational Services, Inc.(a)(L)	825,412

		3,734,220

	Technology (2.0%)
28,100	Amphenol Corp.	889,084
130,200	ARM Holdings PLC	256,510
6,400	Canon, Inc.	209,934
59,900	Ingram Micro, Inc.(a)	1,048,250
145,990	Intel Corp.	2,416,135
6,600	Juniper Networks, Inc.(a)	155,760
101,600	Maxim Integrated Products, Inc.	1,594,104
40,179	Nokia OYJ	588,456
88,300	United Technologies Corp.	4,588,068

		11,746,301

	Telecommunications (4.1%)
32,300	America Movil SA, Series L - ADR	1,250,656
21,400	American Tower Corp. - Class A(a)	674,742
308,447	AT&T, Inc.	7,661,824
9,200	BCE, Inc.	189,829
5,300	Belgacom SA	169,038
7,200	Broadcom Corp.(a)	178,488
15,072	Chunghwa Telecom Co Ltd - ADR	298,878
44,600	Corning, Inc.	716,276
15,535	France Telecom SA	352,182
56,800	Magyar Telekom PLC	167,227
7,600	Mobinil	265,633
49,700	Neustar, Inc.(a)	1,101,352
283	NTT DoCoMo, Inc.	414,798
82,000	Qualcomm, Inc.	3,706,400
6,600	Research In Motion Ltd.(a)	469,084
7,200	Rogers Communications Class B	185,084
102,100	Royal KPN NV	1,403,529
8,700	SBA Communications Corp.(a)	213,498
711	Swisscom AG(L)	218,231
9,203	Telefonica de Espana	208,117
54,600	Telefonos de Mexico SA - ADR	885,066
37,550	Telekomunikacja(a)	187,750
82,600	Telmex Internacional S.A.B. DE CV - ADR	1,044,890
124,865	Telstra Corp., Ltd.	341,090
80,500	Verizon Communications, Inc.	2,473,765

		24,777,427

	Transportation (2.1%)
10,296	Air France - KLM(L)	131,453
34,100	Burlington Northern Santa Fe Corp.	2,507,714
3,600	C. H. Robinson Worldwide, Inc.	187,740
72,100	Delta Air Lines, Inc.(a)(L)	417,459
29,800	Expeditors International of Washington, Inc.	993,532
86,300	J.B. Hunt Transport Services, Inc.(L)	2,634,739
38,000	Mitsui O.S.K. Lines Ltd.	247,325
27,200	Norfolk Southern Corp.	1,024,624
163,078	Qantas Airways Ltd.	264,131
279,600	Southwest Airlines Co.(L)	1,881,708
25,100	United Parcel Service, Inc.	1,254,749
11,900	UTI Worldwide, Inc.(a)	135,660
62,990	Werner Enterprises, Inc.(L)	1,141,379

		12,822,213

	Waste Management (0.5%)
37,800	Veolia Environnement(L)	1,113,059
70,400	Waste Management, Inc.	1,982,464

		3,095,523

	Total Common Stocks
	(Cost $591,093,775)	582,934,281

PREFERRED STOCKS (0.1%)
13,500	Tele Norte Leste Participacoes SA	200,745
38,600	Vale SA	592,510

	Total Preferred Stocks
	(Cost $730,261)	793,255

RIGHTS (0.3%)
200,031	HSBC Holdings PLC	1,653,682

	Total Rights (Cost $1,290,639)	1,653,682

Principal Amount

CASH EQUIVALENT (3.1%)
$26,083,756	JP Morgan Cash Trade Execution	26,083,756

	Total Cash Equivalent
	(Cost $26,083,756)	26,083,756

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (7.8%)
169,955	JP Morgan Trust ABS 06-HE5 A1, 0.36%, 07/31/09(c)	166,079
1,559,224	GSAA Home Equity Trust ABS, 0.40%, 07/31/09(c)	955,338
33,226,737	JP Morgan Prime Money Market Fund	33,226,737
83,355	Long Beach Mortgage Loan Trust ABS, 0.35%, 07/31/09(c)	80,767
7,000,000	Monumental Global Funding II MTN, 0.41%, 05/26/10(c)	6,737,500

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Principal Amount		Value

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (cont.)
$3,000,000	Santander U.S. Debt SA MTN, 0.70%, 11/20/09(c)	$2,981,382
2,500,000	Wachovia Bank N.A. Bank MTN, 0.38%, 08/10/09(c)	2,498,240

	Total Investments Held As Collateral For Loaned Securities
	(Cost $47,539,271)	46,646,043

TOTAL INVESTMENTS — (108.8%)
(Cost $666,737,702)		$658,111,017
Liabilities in excess of other assets — (8.8)%		(59,902,495)

TOTAL NET ASSETS — 100.00%		$598,208,522

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(L)	A portion or all of the security is on loan.
ABS	Asset Backed Security
ADR	American Depository Receipt
GDR	Global Depository Receipt
MTN	Medium Term Note
PLC	Public Liability Company

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Principal Amount		Value

ASSET BACKED SECURITIES (3.6%)
$300,000	American Express Credit 2007-8 B, 1.02%, 05/15/15	$272,747
750,000	Atlantic City Electric 2002-1 A-3, 4.91%, 07/20/17	780,772
1,000,000	CarMax, Inc. 2007-1, 5.24%, 06/15/12	1,031,020
750,000	CenterPoint Energy Transition Bond Co., 5.09%, 08/01/15	792,095
790,000	Chase Issuance Trust 2007-15A, 4.96%, 09/15/12	818,094
1,020,000	Honda Motor Auto 2008-1, 4.88%, 09/18/12	1,066,697
600,000	Hyundai Motor Co. 2008-A, 5.48%, 11/15/14	626,588
575,000	Lehman XS Trust 2005-1 3A3A, 5.11%, 07/25/35	167,419
565,000	Lehman XS Trust 2005-6 3A3A, 5.76%, 11/25/35	225,587
2,391,059	Lehman XS Trust 2006-5 2A4A, 5.89%, 04/25/36	1,423,435
4,303,713	Master Asset Backed Securities 2005-AB1, 5.23%, 11/25/35	2,984,648
500,000	MBNA Credit Card Master Note Trust 2004-1B, 4.45%, 08/15/16	456,477
550,000	Nissan Auto 2008-A,
	4.28%, 06/15/14	561,985
750,000	Nissan Auto 2009-a A-3, 2.92%, 12/15/11	754,724
275,000	Nissan Auto 2009-a A-3, 3.20%, 02/15/13	278,740
600,000	USAA Auto Owner 2009-1, 4.77%, 09/15/14	615,114
445,000	USAA Auto Owner, 5.36%, 06/15/12	457,081

	Total Asset Backed Securities
	(Cost $16,132,262)	13,313,223

CORPORATE BONDS (14.6%)
510,000	3M Co., 4.38%, 08/15/13	542,792
650,000	Abbott Laboratories, 5.88%, 05/15/16	709,910
675,000	Allied Waste North America, Inc., 6.88%, 06/01/17	669,256
600,000	America Movil SAB De CV, 5.50%, 03/01/14	613,824
500,000	American Express Co., 7.25%, 05/20/14	517,745
1,150,000	American Water Capital Corp., 6.09%, 10/15/17	1,105,837
1,000,000	Amgen, Inc., 5.85%, 06/01/17	1,062,790
1,000,000	Arden Realty LP, 5.25%, 03/01/15	948,412
1,000,000	AstraZeneca PLC, 5.40%, 09/15/12	1,085,604
700,000	AT&T, Inc., 4.85%, 02/15/14(L)	726,788
500,000	AT&T, Inc., 5.80%, 02/15/19	508,583
1,300,000	AT&T Wireless Services, Inc., 8.13%, 05/01/12	1,456,383
1,000,000	Bank of America Commercial Mortgage, 5.30%, 03/15/17	849,731
50,000	Bank of America Funding Corp., 7.63%, 06/01/19	50,309
1,000,000	Bear Stearns Cos., Inc., 7.25%, 02/01/18	1,055,673
2,800,000	Carolina Power & Light Co., 6.50%, 07/15/12	3,051,950
795,000	Chevron Corp., 4.95%, 03/03/19	823,042
1,000,000	Citigroup, Inc., 6.13%, 11/21/17(L)	878,139
680,000	Coca-Cola Co., 4.88%, 03/15/19	700,071
1,000,000	Comcast Cable Communications, Inc., 6.75%, 01/30/11	1,057,009
450,000	ConocoPhillips, 5.75%, 02/01/19	473,828
500,000	Cox Communications, Inc., 7.88%, 08/15/09	503,009
560,000	Credit Suisse, 5.50%, 05/01/14(L)	582,420
1,150,000	Credit Suisse, 6.00%, 02/15/18	1,149,984
425,000	CVS Caremark Corp., 4.88%, 09/15/14	431,841
360,000	Dartmouth College, 4.75%, 06/01/19	364,386
500,000	Entergy Mississippi, Inc., 4.65%, 05/01/11	513,055
1,666,977	FedEx Corp., 6.72%, 07/15/23	1,732,799
$2,700,000	Fifth Third Bancorp, 6.25%, 05/01/13(L)	2,655,604
1,950,000	Firstar Bank, 7.13%, 12/01/09(L)	1,993,963
430,000	Fiserv, Inc., 6.13%, 11/20/12	446,677
1,000,000	General Mills, Inc., 6.00%, 02/15/12	1,077,248
1,000,000	Goldman Sachs Group, Inc., 5.95%, 01/18/18	971,554
600,000	Goldman Sachs Group, Inc., 7.50%, 02/15/19	643,571
900,000	Hewlett Packard Co., 6.13%, 03/01/14	993,058
200,000	Hewlett Packard Co., 4.75%, 06/02/14	209,016
1,000,000	Home Depot, Inc., 5.40%, 03/01/16	999,602
615,000	Honeywell International, Inc., 3.88%, 02/15/14	629,063
750,000	HSBC Finance Corp., 6.75%, 05/15/11	771,479
215,000	Korea Electric Power Corp., 7.75%, 04/01/13	226,824
1,000,000	Kraft Foods, Inc., 6.13%, 08/23/18	1,037,411
1,000,000	Marsh & McLennan Cos., Inc., 6.25%, 03/15/12	1,029,284
1,000,000	Merrill Lynch & Co., 6.50%, 08/15/12	1,003,344
590,000	Merrill Lynch & Co., 6.88%, 04/25/18	546,953
1,000,000	MetLife, Inc., 5.00%, 06/15/15	953,958
500,000	Metropolitan Life Global Funding, 5.13%, 04/10/13(a)	508,970
1,000,000	Morgan Stanley, 5.63%, 01/09/12	1,024,001
460,000	Morgan Stanley, 6.00%, 05/13/14	466,221
1,250,000	National City Corp., 4.50%, 03/15/10	1,268,525
500,000	PepsiCo, Inc., 7.90%, 11/01/18	609,347
750,000	Pfizer, Inc., 5.35%, 03/15/15	806,942
500,000	Plum Creek Timberlands LP, 5.88%, 11/15/15	423,195
725,000	PNC Funding Corp., 5.50%, 09/28/12	733,154
1,000,000	Rio Tinto Ltd., 5.88%, 07/15/13	1,007,159
450,000	Shell International Financial, 4.00%, 03/21/14	462,566
500,000	Simon Property Group, Inc., 6.75%, 05/15/14	502,916
1,000,000	Stanford University, 4.25%, 05/01/16	982,235
1,175,000	Time Warner, Inc., 6.88%, 05/01/12(L)	1,257,758
450,000	Time Warner Cable, Inc., 8.75%, 02/14/19	525,105
1,032,000	Verizon Communications, Inc., 5.88%, 01/17/12	1,082,449
800,000	Verizon Communications, Inc., 6.35%, 04/01/19	833,744
1,000,000	Vodafone Group PLC, 5.63%, 02/27/17	1,017,240
550,000	Wells Fargo & Co., 5.63%, 12/11/17(L)	542,280

	Total Corporate Bonds
	(Cost $54,005,755)	54,407,586

NON-AGENCY MORTGAGE BACKED SECURITIES (26.4%)
3,490,000	American Home Mortgage Investment Trust 2005-2 5A4C, 5.41%, 09/25/35	1,288,902
2,234,114	American Home Mortgage Investment Trust 2006-21A1, 5.48%, 09/25/46	842,626
168,201	American Home Morgtgage Investment Trust 2007-1 A1, 5.22%, 02/25/47	58,269
2,310,000	Banc of America Commercial Mortgage 2004-3 A5, 5.32%, 06/10/39	2,089,090
3,230,000	Banc of America Commercial Mortgage 2005-6 AM, 5.18%, 09/10/47	2,013,218
4,215,000	Banc of America Commercial Mortgage 2006-3, 5.81%, 07/10/44	2,005,583
5,235,000	Banc of America Commercial Mortgage 2006-4, 0.06%, 07/10/46	2,908,184
780,373	Banc of America Commercial Mortgage 2006-F, 5.18%, 07/20/36	505,393
700,000	Banc of America Commercial Mortgage 2007-1, 5.45%, 01/15/49	524,075
2,928,821	Bear Stearns Adjustable Rate Mortgage Trust 2007-5, 5.80%, 08/25/47	1,682,626

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Principal Amount		Value

NON-AGENCY MORTGAGE BACKED SECURITIES (cont.)
$1,470,000	Bear Stearns Commercial Mortgage Securites 2007-PWR18, 6.21%, 06/11/50(a)	$485,131
750,000	BMW Vehicle Lease Trust t 2009-1 A3, 2.91%, 08/15/11	754,617
2,075,000	Citigroup Commercial Mortgage Trust 2007-C6, 5.70%, 12/10/49	427,316
1,596,000	Citigroup Commercial Mortgage Trust 2008-C7, 6.10%, 12/10/49	462,055
815,503	Citigroup Mortgage Loan Trust Inc. 2005-7, 5.18%, 11/25/35	535,508
2,980,000	Commercial Mortgage Pass-Through Certificate 2007-C9, 5.820%, 12/10/49	2,376,595
2,584,523	Countrywide Alternative Loan Trust 2007-26R A1, 7.00%, 01/25/37	1,515,652
5,135,451	Countrywide Alternative Loan Trust 2007-OA2 1A1, 5.36%, 03/25/47	1,777,683
974,517	Countrywide Home Loans 2005-HYB6 4A1B, 5.37%, 10/20/35	592,243
3,374,972	Countrywide Home Loans 2007-HY5 1A1, 5.95%, 09/25/47	2,115,031
915,000	Credit Suisse First Boston Mortgage Securities Corp. 2005-C1, 4.81%, 02/15/38	845,242
1,365,000	Credit Suisse First Boston Mortgage Securities Corp. 2003-C3 A5, 3.94%, 05/15/38	1,234,422
1,540,000	Credit Suisse First Boston Mortgage Securities Corp. 2005-C1 A4, 5.01%, 02/15/38	1,303,639
1,825,000	Credit Suisse First Boston Mortgage Securities Corp. 2007-4R IAI, 5.70%, 10/26/36	1,038,115
1,205,000	Credit Suisse Mortgage Capital Certificate 2006-C1 AM, 5.55%, 02/15/39	760,535
4,163,021	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust 005-3 5A5, 5.25%, 06/25/35	3,357,327
341,814	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust 2007-OA2, 2.59%, 04/25/47	130,837
329,375	General Electric Capital Commercial Mortgage Corp., 4.35%, 06/10/48	321,223
1,370,000	General Electric Capital Commercial Mortgage Corp., 4.60%, 11/10/38	1,233,979
1,230,000	GMAC Commercial Mortgage Securities 2004-C2 A4, 5.30%, 08/10/38	1,080,095
3,220,000	Goldman Sachs Mortgage Securities Corp. 2007-GG10 A2, 5.78%, 08/10/45	2,992,822
1,235,000	Goldman Sachs Mortgage Securities Corp. 2007-GG10 A4, 5.99%, 08/10/45	936,758
1,430,034	GSAA Home Equity Trust 2007-10 A1A, 6.00%, 11/25/37	795,829
1,165,552	GSAA Home Equity Trust 2007-10 A1A, 6.50%, 11/25/37	683,642
1,060,616	GSAA Home Equity Trust 2007-5, 2.49%, 05/25/37	621,173
3,473,070	HSI Home Loan Obligation 2007-AR2 2A1, 6.00%, 09/25/37	1,838,741
3,495,349	Indymac Index Mortgage Loan Trust 2006-AR11, 5.83%, 06/25/36	1,611,893
2,445,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB9 A4, 5.39%, 06/12/41	2,115,917
1,200,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4, 6.07%, 04/15/45	1,021,664
2,125,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LPD8 B, 5.52%, 05/15/45	715,277
1,305,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CIBC18, 5.44%, 06/12/47	986,241
1,565,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDP11 A4, 6.01%, 06/15/49(L)	1,199,496
$3,880,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDP12, 5.83%, 02/15/51	3,449,733
4,165,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4, 5.88%, 02/15/51	3,130,855
3,770,000	LB-UBS Commercial Morgage Trust 2006-C6 AM, 0.05%, 09/15/36	2,091,184
2,337,117	Master Adjustable Rate Mortgage 2006-OA2 4A1B, 5.72%, 12/25/46	712,978
1,327,522	Master Reperforming Loan Trust 2006-2 1A1, 5.90%, 05/25/36(a)	990,901
565,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3, 5.17%, 12/12/49	412,585
2,145,000	Morgan Stanley Capital 1 2004-1Q7, 5.41%, 06/15/38	1,951,976
915,000	Morgan Stanley Capital 1 A4a, 2005-HQ6, 4.98%, 08/13/42	783,835
3,050,000	Morgan Stanley Mortgage Loan Trust 2006-7 5A2, 5.96%, 06/25/36	1,471,181
560,000	Nomura Asset Acceptance Corp. 2006-AF2 1A4, 6.41%, 05/25/36	215,953
1,966,511	PHH Alternative Mortgage Trust 2007-1 21A, 6.00%, 02/25/37	1,212,027
737,882	Residential Funding Mortgage Securities I 2006-SA2 2AI, 5.85%, 08/25/36	447,676
3,103,075	Structured Adjustable Rate Mortgage Loan 2007-3 3A1, 5.72%, 04/25/37	1,668,992
2,529,829	TBW Morgage Backed Pass-Through Certificates 2006-2 7A1, 7.00%, 07/25/36	1,357,579
2,385,000	Wachovia Bank Commercial Mortgage Trust 2004-C12 A4, 5.41%, 07/15/41	2,138,968
3,368,713	Wachovia Mortgage Loan Trust LLC 2006-A 3A1, 5.24%, 05/20/19	2,397,543
4,130,000	Washington Mutual Mortgage Pass-Through Certificate 2005-AR5, 4.68%, 05/25/35	2,957,187
3,451,710	Washington Mutual Mortgage Pass-Through Certificate 2006-AR17, 5.57%, 12/25/46	677,011
3,072,918	Washington Mutual Mortgage Pass-Through Certificates 2006-AR2, 5.75%, 10/25/36	1,814,857
1,895,193	Washington Mutual Mortgage Pass-Through Certificates 2006-AR2, 5.27%, 04/25/46	664,498
1,075,932	Washington Mutual Mortgage Pass-Through Certificates 2006-AR3, 5.30%, 05/25/46	428,489
431,362	Washington Mutual Mortgage Pass-Through Certificates 2006-AR8, 5.18%, 10/25/46	155,182
522,197	Washington Mutual Mortgage Pass-Through Certificates 2006-AR9, 5.17%, 11/25/46	203,608
2,696,423	Washington Mutual Mortgage Pass-Through Certificates 2007-HY5, 5.34%, 05/25/37	1,632,393
8,668,857	Washington Mutual Mortgage Pass-Through Certificates 2007-HY6, 5.70%, 06/25/37	5,377,512
1,641,947	Washington Mutual Mortgage Pass-Through Certificates 2007-HY6, 5.71%, 06/25/37	968,107
1,017,602	Washington Mutual Mortgage Pass-Through Certificates 2007-HY7, 5.91%, 07/25/37	602,130
824,640	Washington Mutual Mortgage Pass-Through Certificates 2007-OA3, 5.10%, 04/25/47	175,967

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Principal Amount		Value

NON-AGENCY MORTGAGE BACKED SECURITIES (cont.)
$1,069,154	Washington Mutual Mortgage Pass-Through Certificates 2007-OA4, 5.09%, 04/25/47	$302,449
878,079	Washington Mutual Mortgage Pass-Through Certificates 2007-OA5, 5.78%, 06/25/47	283,127
1,574,461	Washington Mutual Mortgage Pass-Through Certificates 2007-OA6, 5.14%, 07/25/47	612,706
3,752,585	Wells Fargo Mortgage Backed Securities Trust 2006-AR10 5A1, 5.60%, 07/25/36	2,390,053
5,320,000	Wells Fargo Mortgage Backed Securities Trust 2006-AR7 2A5, 5.61%, 05/25/36	3,148,730

	Total Non-Agency Mortgage Backed Securities
	(Cost $155,594,371)	98,612,636

U.S. GOVERNMENT AGENCIES (43.4%)
	Fannie Mae
2,027,750	7.56%, 12/01/10	2,091,515
7,495,439	6.41%, 01/01/11	7,853,886
1,861,214	6.70%, 01/01/11	1,949,605
4,463,606	5.90%, 04/01/11	4,695,917
1,402,280	6.09%, 05/01/11	1,479,483
1,251,845	6.52%, 05/01/11	1,322,286
2,745,000	6.28%, 08/01/11	2,920,937
2,606,490	6.13%, 10/01/11	2,791,930
1,404,951	6.01%, 11/01/11	1,482,032
4,317,246	5.71%, 02/01/12	4,645,474
1,500,209	5.78%, 07/01/12	1,608,695
4,500,000	2.75%, 03/13/14	4,495,289
1,897,435	5.50%, 05/25/14	1,972,374
672,269	6.50%, 08/01/17	712,633
2,337,392	5.00%, 01/01/21	2,447,907
855,000	5.00%, 03/25/32	888,255
942,985	4.50%, 07/25/33	971,127
4,935,000	5.00%, 04/25/34	5,153,487
3,307,805	5.50%, 12/25/34	3,506,860
968,217	5.00%, 07/01/35	989,964
3,563,111	5.00%, 11/01/35	3,640,915
860,064	5.44%, 01/01/36	898,764
3,596,134	5.00%, 02/01/36	3,674,659
5,091,471	5.00%, 03/01/36	5,202,648
656,835	5.48%, 03/01/36	689,318
3,560,142	5.50%, 04/01/36	3,689,162
1,815,478	5.50%, 07/01/37	1,877,017
2,739,501	6.00%, 09/01/37	2,867,541
1,923,636	5.00%, 03/01/38	1,961,925
2,227,884	5.50%, 05/01/38	2,303,276
1,786,725	5.50%, 11/01/38	1,847,188
2,180,695	6.00%, 11/01/38	2,282,153
1,987,893	4.50%, 03/01/39	1,987,141
2,676,668	5.90%, 07/25/42	2,780,116

		89,681,479

	Freddie Mac
790,000	4.50%, 07/15/13	851,156
2,614,624	6.00%, 01/15/17	2,767,543
4,150,000	5.00%, 02/15/20	4,346,843
1,532,436	4.50%, 07/15/16	1,576,101
2,661,835	5.00%, 12/01/20	2,770,222
1,475,728	6.00%, 12/15/21	1,529,501
1,800,000	5.00%, 04/01/24	1,863,911
1,868,879	5.00%, 05/01/22	1,936,801
5,270,000	5.00%, 08/15/31	5,476,404
1,230,000	5.00%, 03/15/32	1,283,363
4,150,000	5.00%, 06/15/33	4,226,327
3,395,000	5.00%, 03/15/34	3,478,149
2,676,265	5.50%, 12/01/36	2,768,235
3,358,461	5.00%, 04/01/38	3,421,112
2,050,897	5.00%, 08/01/38	2,089,155
$2,500,001	5.50%, 11/01/38	2,584,602
8,213	5.00%, 12/01/38	8,367
1,762,624	5.50%, 12/01/38	1,822,272
1,186,340	4.50%, 02/01/39	1,182,925
2,000,000	5.00%, 03/01/39	2,037,310
990,156	4.50%, 04/01/39	987,206
2,000,002	5.00%, 05/01/39	2,037,111

		51,044,616

	Ginnie Mae
2,069,542	4.50%, 07/20/38	2,059,890
901,607	5.00%, 12/20/38	919,089
1,982,377	5.00%, 03/15/39	2,025,742

		5,004,721

	Small Business Administration
1,082,502	4.73%, 02/10/19	1,100,425
1,575,000	3.88%, 03/01/19	1,610,188
1,250,000	4.62%, 03/01/19	1,258,076
1,250,683	5.31%, 08/01/22	1,314,801
1,055,849	4.72%, 02/01/24	1,093,145
2,144,317	4.63%, 02/01/25	2,213,224
1,834,479	5.57%, 03/01/26	1,959,563
1,056,223	5.49%, 03/01/28	1,110,290
2,978,618	5.37%, 04/01/28	3,147,239
1,500,000	4.66%, 03/01/29	1,543,846

		16,350,797

	Total U.S. Government Agencies
	(Cost $157,698,488)	162,081,613

OTHER AGENCY SECURITIES (2.9%)
984,961	Cal Dive International, Inc., 4.93%, 02/01/27	995,096
1,054,204	First Horizon Mortgage Trust, 2007-AR2, 5.89%, 07/25/37	620,658
1,200,000	JP Morgan Chase & Co., 2.13%, 06/22/12	1,205,315
1,020,863	Petrodrill Five Ltd., 4.39%, 04/15/16	1,054,712
1,100,000	Morgan Stanley, 1.95%, 06/20/12(L)	1,098,540
1,458,376	Petrodrill Four Ltd., 4.24%, 01/15/16	1,497,103
478,000	Private Export Funding Corp., 4.55%, 05/15/15	509,985
1,250,000	Private Export Funding Corp., 5.45%, 09/15/17	1,343,209
1,200,000	SunTrust Banks, Inc., 3.00%, 11/16/11	1,238,796
1,125,000	Vessel Management Services, 5.13%, 04/16/35	1,114,084

	Total Other Agency Securities
	(Cost $10,670,551)	10,677,498

MUNICIPAL BONDS (0.5%)
1,000,000	Greater Orlando Aviation Authority, 5.25%, 10/01/12	1,012,090
1,000,000	Los Angeles Harbor Department, 5.50%, 08/01/14	1,039,380

	Total Municipal Bonds
	(Cost $2,060,107)	2,051,470

U.S. TREASURY OBLIGATIONS (1.6%)
150,000	U.S. Treasury Note, 4.25%, 08/15/14	161,813
2,247,000	U.S. Treasury Note, 3.75%, 11/15/18(L)	2,286,509
1,000,000	U.S. Treasury Note, 8.50%, 02/15/20(L)	1,406,563
1,700,000	U.S. Treasury Note, 6.25%, 08/15/23(L)	2,071,344

		5,926,229

	Total U.S. Treasury Obligations
	(Cost $6,099,395)	5,926,229

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Principal Amount		Value

INVESTMENT COMPANIES (0.1%)
$37,289	MFS Government Markets Income Trust	$265,125
45,216	Putnam Master Intermediate Income Trust(L)	228,793
340	Western Asset/Claymore US Treasury Fund	3,934

	Total Investment Companies
	(Cost $668,567)	497,852

OTHER SECURITIES (1.0%)
1,000,000	European Investment Bank, 3.00%, 04/08/14(L)	996,326
945,000	Export Development Canada, 4.50%, 10/25/12(L)	1,004,620
800,000	International Bank For Reconstruction & Development, 2.00%, 04/02/12(L)	800,214
1,000,000	KfW Bankengruppe, 2.25%, 04/16/12	1,010,038

	Total Other Securities
	(Cost $3,797,772)	3,811,198

CASH EQUIVALENT (5.1%)
18,960,756	JP Morgan Cash Trade Execution	18,960,756

	Total Cash Equivalent
	(Cost $18,960,756)	18,960,756

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (4.6%)
$111,944	CWL 2006-I4 2AI ABS, 0.57%, 04/02/09(b)	109,440
15,038,223	JP Morgan Prime Money Market Fund	15,038,223
2,000,000	Santander U.S. Debt SA MTN, 1.33%, 11/20/09(b)	1,987,600

	Total Investments Held As Collateral For Loaned Securities
	(Cost $17,150,167)	17,135,263

Total Investments — (103.8%)
(Cost $442,838,172)		$387,475,324
Liabilities in excess of other assets — (3.8)%		(14,029,325)

TOTAL NET ASSETS — 100.00%		$373,445,999

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(L)	A portion or all of the security is on loan.
ABS	Asset Backed Security
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Liability Company

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value

INVESTMENT COMPANIES (99.0%):
6,006,005	New Covenant Growth Fund(a)	$136,276,250
3,939,855	New Covenant Income Fund(a)	82,461,172

	Total Investment Companies
	(Cost $254,089,343)	218,737,422

CASH EQUIVALENTS (1.7%):
3,805,955	JP Morgan Cash Trade Execution	3,805,955

	Total Cash Equivalents
	(Cost $3,805,955)	3,805,955

TOTAL INVESTMENTS — (100.7%)
(Cost $257,895,298)		$222,543,377
Liabilities in Excess of Other Assets — (0.7)%		(1,473,306)

NET ASSETS — 100.00%		$221,070,071

(a)	Investment in affiliate.

NEW COVENANT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value

INVESTMENT COMPANIES (97.7%):
1,269,591	New Covenant Growth Fund(a)	$28,807,028
2,295,605	New Covenant Income Fund(a)	48,047,020

	Total Investment Companies
	(Cost $85,964,705)	76,854,048

CASH EQUIVALENTS (3.1%):
2,450,589	JP Morgan Cash Trade Execution	2,450,589

	Total Cash Equivalents
	(Cost $2,450,589)	2,450,589

TOTAL INVESTMENTS — (100.8%)
(Cost $88,415,294)		$79,304,637
Liabilities in Excess of Other Assets — (0.8)%		(639,396)

NET ASSETS — 100.00%		$78,665,241

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

statements of assets and liabilities

NEW COVENANT FUNDS
June 30, 2009

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

Assets:
Investments, at value (Cost $666,737,702, $442,838,172, $3,805,955 and $2,450,589, respectively)(a)	$658,111,017	$387,475,324	$3,805,955	$2,450,589
Investments in affiliates, at value (Cost $0, $0, $254,089,343 and $85,964,705, respectively)	—	—	218,737,422	76,854,048
Cash	18,699	741,363	78,770	25,275
Foreign currency, at value	2,209	—	—	—
Interest and dividends receivable	720,105	2,843,287	3	2
Receivable for capital shares issued	661,821	441,214	375	961
Receivable for investments sold	1,466,430	2,789,046	—	3,530
Receivable from Adviser	—	—	43,115	15,491
Reclaims receivable	81,355	—	—	—
Prepaid expenses	20,381	17,168	11,006	3,619

Total Assets	661,082,017	394,307,402	222,676,646	79,353,515

Liabilities:
Payable for investments purchased	10,318,900	3,449,127	1,103,035	323,130
Payable for capital shares redeemed	4,305,908	3,354	396,558	314,176
Payable for return of collateral received on securities loaned	47,539,271	17,150,167	—	—
Payable for dividend withholding tax	22,522	—	—	—
Accrued expenses and other payables:
Investment advisory, net	436,804	100,082	—	—
Administration	26,967	16,751	8,015	6,302
Shareholder service	84,888	47,687	41,983	15,224
Transfer agent	8,601	5,838	14,912	4,742
Accounting	14,569	27,981	3,982	2,425
Chief Compliance Officer	6,158	4,546	2,431	858
Other	108,907	55,870	35,659	21,417

Total Liabilities	62,873,495	20,861,403	1,606,575	688,274

NET ASSETS	$598,208,522	$373,445,999	$221,070,071	$78,665,241

Capital	804,773,873	461,802,122	282,038,759	92,914,693
Undistributed (distributions in excess of) net investment income	(35,818)	292,365	—	—
Accumulated net realized losses from investment and foreign currency transactions	(197,902,616)	(33,285,640)	(25,616,767)	(5,138,795)
Net unrealized depreciation on investment transactions and translation of assets and liabilities denominated in foreign currency	(8,626,917)	(55,362,848)	(35,351,921)	(9,110,657)

Net assets	$598,208,522	$373,445,999	$221,070,071	$78,665,241

Shares outstanding	26,370,755	17,843,040	3,491,827	5,023,635
Net asset value, offering price and redemption price per share	$22.68	$20.93	$63.31	$15.66

(a)	Includes value of securities on loan of $46,298,973, $16,797,036, $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

statements of operations

NEW COVENANT FUNDS
For the year ended June 30, 2009

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

INVESTMENT INCOME:
Interest	$98,970	24,233,110	$19,402	$13,376
Dividends	13,904,846	392,942	—	—
Dividend income from affiliates	—	—	6,344,551	2,981,166
Foreign tax withholding	(285,306)	—	—	—
Income from securities lending	496,048	74,065	—	—

Total Investment Income	14,214,558	24,700,117	6,363,953	2,994,542

EXPENSES (Note 3):
Investment advisory	6,208,729	3,080,304	—	—
Shareholder servicing	1,123,015	652,129	564,303	198,607
Other	304,535	195,302	142,675	67,582
Accounting	133,351	103,572	30,875	10,779
Administration	131,766	86,303	49,728	17,297
Custodian	127,637	6,357	1,330	225
Transfer agent	70,368	48,629	82,674	34,588
Chief Compliance Officer	23,621	17,371	9,335	3,282

Total expenses before contractual fee reductions	8,123,022	4,189,967	880,920	332,360
Expenses contractually reduced by Adviser	(1,123,015)	(652,129)	(564,303)	(198,607)

Total net expenses	7,000,007	3,537,838	316,617	133,753

NET INVESTMENT INCOME	7,214,551	21,162,279	6,047,336	2,860,789

REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized losses on investment transactions	(179,906,993)	(23,733,742)	(10,454,971)†	(2,919,678)†
Net realized losses on foreign currency transactions	(49,221)	—	—	—
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(62,955,346)	(35,428,867)	(57,528,038)	(14,878,617)

Net realized/unrealized losses from investments and foreign currency transactions	(242,911,560)	(59,162,609)	(67,983,009)	(17,798,295)

Change in net assets resulting from operations	$(235,697,009)	$(38,000,330)	$(61,935,673)	$(14,937,506)

†	Represents realized gains (losses) from investment transactions with affiliates.

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Growth Fund		Income Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

OPERATIONS:
Net investment income	7,214,551	$6,682,015	$21,162,279	$24,875,128
Net realized gains (losses) from investment and foreign currency transactions	(179,956,214)	13,400,987	(23,733,742)	(1,484,526)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	(62,955,346)	(143,982,348)	(35,428,867)	(14,848,719)

Change in net assets resulting from operations	(235,697,009)	(123,899,346)	(38,000,330)	8,541,883

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,717,989)	(6,213,533)	(21,145,431)	(24,383,715)
From net realized gains on investments	—	(50,587,280)	—	—
Tax return of capital	(517,962)	(583,333)	—	—

Change in net assets from distributions to shareholders	(7,235,951)	(57,384,146)	(21,145,431)	(24,383,715)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	65,384,239	79,145,233	17,538,879	57,836,439
Dividends reinvested	564,472	37,621,232	1,578,804	4,783,382
Cost of shares redeemed	(60,893,582)	(132,932,426)	(82,851,257)	(87,797,578)

Change in net assets from capital transactions	5,055,129	(16,165,961)	(63,733,574)	(25,177,757)

Change in net assets	(237,877,831)	(197,449,453)	(122,879,335)	(41,019,589)

NET ASSETS:
Beginning of year	836,086,353	1,033,535,806	496,325,334	537,344,923

End of year	$598,208,522	$836,086,353	$373,445,999	$496,325,334

SHARE TRANSACTIONS:
Issued	2,988,749	2,172,726	818,415	2,329,879
Reinvested	18,600	1,063,966	76,839	194,341
Redeemed	(2,807,279)	(3,635,350)	(3,964,503)	(3,528,009)

Net increase (decrease)	200,070	(398,658)	(3,069,249)	(1,003,789)

Undistributed (distributions in excess of) net investment income	$(35,818)	$(502,255)	$292,365	$452,350

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Balanced Growth Fund		Balanced Income Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

OPERATIONS:
Net investment income	$6,047,336	$6,889,718	$2,860,789	$3,327,286
Net realized gains (losses) from investment and foreign currency transactions	(10,454,971)†	12,564,601 †	(2,919,678)†	3,060,100 †
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	(57,528,038)	(43,833,206)	(14,878,617)	(10,660,838)

Change in net assets resulting from operations	(61,935,673)	(24,378,887)	(14,937,506)	(4,273,452)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,929,883)	(6,897,814)	(2,836,623)	(3,327,286)
From net realized gains on investments	(3,339,267)	—	—	—
Tax return of capital	(122,690)	—	(28,265)	(4,188)

Change in net assets from distributions to shareholders	(9,391,840)	(6,897,814)	(2,864,888)	(3,331,474)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	10,263,042	28,451,471	3,012,500	5,908,103
Dividends reinvested	7,951,390	5,431,198	1,804,880	2,087,756
Cost of shares redeemed	(31,111,094)	(50,655,654)	(11,006,677)	(19,589,213)

Change in net assets from capital transactions	(12,896,662)	(16,772,985)	(6,189,297)	(11,593,354)

Change in net assets	(84,224,175)	(48,049,686)	(23,991,691)	(19,198,280)

NET ASSETS:
Beginning of year	305,294,246	353,343,932	102,656,932	121,855,212

End of year	$221,070,071	$305,294,246	$78,665,241	$102,656,932

SHARE TRANSACTIONS:
Issued	146,240	321,476	196,869	292,233
Reinvested	127,800	62,912	115,769	105,772
Redeemed	(483,294)	(572,086)	(688,928)	(971,203)

Net decrease	(209,254)	(187,698)	(376,290)	(573,198)

Undistributed net investment income	$—	$—	$—	$—

†	Represents realized gains (losses) from investment transactions with affiliates.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$31.95	$38.90	$32.76	$29.92	$28.07

INVESTMENT ACTIVITIES:
Net investment income(a)	0.29	0.26	0.26	0.18	0.21
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	(9.29)	(4.98)	6.17	2.86	1.85

Total from Investment Activities	(9.00)	(4.72)	6.43	3.04	2.06

DIVIDENDS:
Net investment income	(0.25)	(0.24)	(0.29)	(0.20)	(0.21)
Net realized gains	—	(1.97)	—	—	—
Tax return of capital	(0.02)	(0.02)	—	—	—

Total Dividends	(0.27)	(2.23)	(0.29)	(0.20)	(0.21)

Change in net asset value per share	(9.27)	(6.95)	6.14	2.84	1.85

Net Asset Value, End of Year	$22.68	$31.95	$38.90	$32.76	$29.92

Total Return	(28.16)%	(12.61)%	19.68%	10.17%	7.38%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$598,209	$836,086	$1,033,536	$906,010	$878,583
Ratio of expenses to average net assets	1.12%	1.10%	1.08%	1.07%	1.11%
Ratio of expenses to average net assets, excluding waivers	1.30%	1.29%	1.28%	1.28%	1.36%
Ratio of net investment income to average net assets	1.15%	0.73%	0.73%	0.58%	0.75%
Ratio of net investment income to average net assets, excluding waivers	0.97%	0.54%	0.53%	0.37%	0.50%
Portfolio turnover rate	94%	65%	65%	51%	76%

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$23.73	$24.52	$24.28	$25.56	$25.17

INVESTMENT ACTIVITIES:
Net investment income	1.11	1.16	1.12	1.00	0.94
Net realized and unrealized gains (losses) on investments	(2.79)	(0.81)	0.25	(1.23)	0.55

Total from Investment Activities	(1.68)	0.35	1.37	(0.23)	1.49

DIVIDENDS:
Net investment income	(1.12)	(1.14)	(1.13)	(1.04)	(1.04)
Net realized gains	—	—	—	(0.01)	(0.06)
Tax return of capital	—	—	— *	— *	—

Total Dividends	(1.12)	(1.14)	(1.13)	(1.05)	(1.10)

Change in net asset value per share	(2.80)	(0.79)	0.24	(1.28)	0.39

Net Asset Value, End of Year	$20.93	$23.73	$24.52	$24.28	$25.56

Total Return	(6.90)%	1.36%	5.65%	(0.90)%	6.02%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$373,446	$496,325	$537,345	$526,359	$527,208
Ratio of expenses to average net assets	0.86%	0.85%	0.84%	0.84%	0.86%
Ratio of expenses to average net assets, excluding waivers	1.02%	1.01%	1.01%	1.01%	1.08%
Ratio of net investment income to average net assets	5.15%	4.70%	4.49%	4.04%	3.68%
Ratio of net investment income to average net assets, excluding waivers	4.99%	4.54%	4.32%	3.87%	3.46%
Portfolio turnover rate	230%	170%	258%	263%	206%

*	Less than $0.005.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Balanced Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$82.49	$90.86	$81.30	$78.20	$74.65

INVESTMENT ACTIVITIES:
Net investment income(a)	1.70	1.83	1.83	1.52	1.41
Net realized and unrealized gains (losses) on investments(a)	(18.25)	(8.37)	9.56	3.10	3.54

Total from Investment Activities	(16.55)	(6.54)	11.39	4.62	4.95

DIVIDENDS:
Net investment income	(1.69)	(1.83)	(1.83)	(1.52)	(1.40)
Net realized gains	(0.93)	—	—	—	—
Tax return of capital	(0.01)	—	—	— *	—

Total Dividends	(2.63)	(1.83)	(1.83)	(1.52)	(1.40)

Change in net asset value per share	(19.18)	(8.37)	9.56	3.10	3.55

Net Asset Value, End of Year	$63.31	$82.49	$90.86	$81.30	$78.20

Total Return	(19.96)%	(7.26)%	14.11%	5.93%	6.68%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$221,070	$305,294	$353,344	$312,077	$305,524
Ratio of expenses to average net assets(b)	0.13%	0.15%	0.12%	0.12%	0.14%
Ratio of expenses to average net assets, excluding waivers(b)	0.37%	0.39%	0.37%	0.38%	0.22%
Ratio of net investment income to average net assets	2.56%	2.07%	2.11%	1.85%	1.83%
Ratio of net investment income to average net assets, excluding waivers	2.32%	1.83%	1.86%	1.59%	1.75%
Portfolio turnover rate	7%	17%	7%	10%	5%

*	Less than $0.005.
(a)	Includes income or gains (losses) from affiliates.
(b)	Expense ratios do not include expenses of underlying funds.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Balanced Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$19.01	$20.40	$18.99	$18.90	$18.24

INVESTMENT ACTIVITIES:
Net investment income(a)	0.56	0.60	0.59	0.52	0.48
Net realized and unrealized gains (losses) on investments(a)	(3.35)	(1.39)	1.41	0.09	0.66

Total from Investment Activities	(2.79)	(0.79)	2.00	0.61	1.14

DIVIDENDS:
Net investment income	(0.55)	(0.60)	(0.59)	(0.52)	(0.48)
Net realized gains	—	—	—	—	—
Tax return of capital	(0.01)	—	— *	—	—

Total Dividends	(0.56)	(0.60)	(0.59)	(0.52)	(0.48)

Change in net asset value per share	(3.35)	(1.39)	1.41	0.09	0.66

Net Asset Value, End of Year	$15.66	$19.01	$20.40	$18.99	$18.90

Total Return	(14.60)%	(3.95)%	10.65%	3.26%	6.32%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$78,665	$102,657	$121,855	$122,512	$124,809
Ratio of expenses to average net assets(b)	0.16%	0.20%	0.15%	0.15%	0.17%
Ratio of expenses to average net assets, excluding waivers(b)	0.40%	0.44%	0.40%	0.41%	0.25%
Ratio of net investment income to average net assets	3.47%	2.97%	2.95%	2.71%	2.58%
Ratio of net investment income to average net assets, excluding waivers	3.23%	2.73%	2.70%	2.45%	2.50%
Portfolio turnover rate	10%	10%	7%	13%	6%

*	Less than $0.005.
(a)	Includes income or gains (losses) from affiliates.
(b)	Expense ratios do not include expenses of underlying funds.

The accompanying notes are an integral part of these financial statements.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

1. Organization

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware statutory trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds’ investment advisor is One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation (the “Adviser”).

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. Dividend income, if any, will be incidental.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with GAAP.

Portfolio Valuation:  Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price as of the close of trading. Equity securities traded on NASDAQ use the official closing price. Equity securities which are traded in the over-the-counter market only, but which are not included on NASDAQ, are valued at the mean between the last preceding bid and ask prices. Debt securities with a remaining maturity of sixty days or more, when purchased, are valued using a pricing service when such prices are believed to reflect fair market value. Debt securities with a remaining maturity of less than sixty days, when purchased, are valued at amortized cost, which approximates market value. Open-end mutual funds are valued at net asset value. Closed-end mutual funds are valued at market value. All other assets and securities with no readily determinable market values are valued using procedures adopted by the Board of Trustees. Factors used in determining fair value include but are not limited to: type of security or asset, fundamental analytical data relating to the investment in the security, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security. As of June 30, the Funds did not hold securities for which market quotations were not readily available.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the security’s market value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Board of Trustees. All securities and other assets of a Fund initially expressed in foreign currencies will be converted to U.S. dollar values at the foreign exchange rate every business day, generally at 4:00 PM ET.

The Funds adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position No. 157-4 (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each Fund to classify its securities based on valuation method, using the following three levels:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

and duration of any restrictions on disposition (trading in similar securities of the same issuer or comparable companies); information from broker-dealers; and/or evaluation of the forces that influence the market in which the securities are purchased and sold.

As of June 30, 2009, each Fund’s investments in securities were classified as follows:

Growth Fund	Level 1	Level 2	Level 3	Total Market Value

Common Stocks
Health Care	$92,875,068	$—	$—	$92,875,068
Information Technology	103,057,407	—	—	103,057,407
Financials	83,317,768	—	—	83,317,768
Industrials	61,295,099	—	—	61,295,099
Consumer Discretionary	52,712,185	—	—	52,712,185
Energy	64,735,153	—	—	64,735,153
Consumer Staples	60,328,890	—	—	60,328,890
Utilities	22,287,452	—	—	22,287,452
Materials	24,725,088	—	—	24,725,088
Telecommunication Services	20,047,108	—	—	20,047,108
Other Investment Companies	51,974,554	—	—	51,974,554
Fixed Income Securities
Asset-Backed Securities	—	1,202,184	—	1,202,184
Corporate Bonds	—	12,217,122	—	12,217,122

Total Investments	$637,355,772	$13,419,306	$—	$650,775,078

Income Fund	Level 1	Level 2	Level 3	Total Market Value

Fixed Income Securities
U.S. Government Agencies	$—	$162,081,613	$—	$162,081,613
Non-Agency Mortgage Backed Securities	—	98,612,636	—	98,612,636
Corporate Bonds	—	56,395,186	—	56,395,186
Asset-Backed Securities	—	13,422,663	—	13,422,663
Other Agency Securities	—	10,677,498	—	10,677,498
U.S. Treasury Obligations	—	5,926,229	—	5,926,229
Other Securities		3,811,198		3,811,198
Municipal Bonds	—	2,051,470	—	2,051,470
Investment Companies
Other Investment Companies	33,998,979	—	—	33,998,979
Closed-End Funds	497,852	—	—	497,852

Total Investments	$33,998,979	$353,476,345	$—	$387,475,324

Balanced Growth Fund	Level 1	Level 2	Level 3	Total Market Value

Other Investment Companies	$222,543,377	$—	$—	$222,543,377

Total Investments	$222,543,377	$—	$—	$222,543,377

Balanced Income Fund	Level 1	Level 2	Level 3	Total Market Value

Other Investment Companies	$79,304,637	$—	$—	$79,304,637

Total Investments	$79,304,637	$—	$—	$79,304,637

Securities Transactions and Investment Income:  Security transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Options:  The Income Fund may purchase or write options which are traded over-the-counter to hedge fluctuation risks in the prices of certain securities. When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently “marked-to-market” to reflect the current market value of the option written. The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently “marked-to-market” to reflect the notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

current market value of the option purchased. The Fund is subject to the risk of an imperfect correlation between movement in the price of the option and the price of the underlying security. Risks may also arise due to illiquid secondary markets for the options. There were no options outstanding at June 30, 2009.

Foreign Currency Translation:  The books and records of the Funds are maintained in U.S. dollars. Investment valuation and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.

Forward Foreign Currency Contracts:  The Growth Fund may enter into foreign currency forward contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time foreign currency forward contracts are extinguished.

Loans of Portfolio Securities:  The Growth Fund and the Income Fund may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”). Security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral valued at at least 102% of the market value of the securities loaned. The amount of collateral required is determined based on values obtained by the securities lending agent which may, from time to time, differ from the values obtained using the Funds’ valuation policies, based upon certain differences that may exist in their respective valuation policies. Cash collateral received is invested by JPMorgan pursuant to the terms of the Lending Agreement. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or repledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between JPMorgan and the Funds in accordance with the Lending Agreement. Income allocated to the Funds is included in investment income in the respective Statements of Operations.

At June 30, 2009, the cash collateral received by the Growth Fund and the Income Fund was invested in a money market mutual fund and other fixed income securities; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending activities. The investments purchased with the cash collateral are valued daily based on the investment ’s prior day’s valuation, in connection with the calculation of the Growth Fund and Income Fund’s net asset value. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although this risk is mitigated by the collateral and by contract with the securities lending agent. Information on the investment of cash collateral is shown in the Portfolios of Investments. The Growth Fund and the Income Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities lent while simultaneously seeking to earn income on the investment of cash collateral. One of the risks is that, from time to time, the cost of borrowing cash could exceed income generated from the securities in the reinvestment portfolio. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

The value of the loaned securities and related collateral at June 30, 2009, was as follows:

	Value of	Value of
Fund	Securities Loaned	Cash Collateral

Growth Fund	$46,298,973	$46,646,043
Income Fund	16,797,036	17,135,263

All collateral received as cash and securities is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Repurchase Agreements:  The Funds may enter into repurchase agreements which are secured by obligations of the U.S. government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102%

notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions:  The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on that basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Adviser deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward-commitment security. The Funds will normally realize a capital gain or loss in connection with these transactions.

When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

As of June 30, 2009, the Funds had no outstanding when-issued or delayed-delivery purchase commitments with corresponding assets segregated.

Dividends and Distributions to Shareholders:  Dividends from net investment income of all Funds are declared and paid quarterly. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Fund, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent that distributions exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
	Gain (Loss)	Income	Capital

Growth Fund	$37,370	$(30,125)	$(7,245)
Income Fund	176,833	(176,833)	—
Balanced Growth Fund	(9)	(117,453)	117,462
Balanced Income Fund	—	(24,166)	24,166

Federal Income Taxes:  It is each Fund’s intention to continue to qualify annually as a regulated investment company by complying with the appropriate provisions of Subchapter M the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the fund include Federal and Massachusetts. Tax years include the tax years ended June 30, 2006 through 2009. The Funds have no examination in progress.

The Trust has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Trust’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Allocation of Expenses:  Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or some other reasonable method.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

New Accounting Pronouncements.  In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have evaluated SFAS 168, and have determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

3. Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser is responsible for managing the Funds’ investments as well as furnishing the Funds with certain administrative services. The Growth Fund pays the Adviser a monthly fee at the annual rate of 0.99% of the Growth Fund’s average daily net assets and the Income Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the Income Fund’s average daily net assets. The Adviser does not receive advisory fees for the Balanced Growth and Balanced Income Funds (the “Balanced Funds”). The Adviser has entered into Sub-Advisory Agreements with eight sub-advisors (the “Sub-Advisers”) to assist in the selection and management of the Growth Fund’s and Income Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each Sub-Adviser a quarterly fee for their services. The Adviser pays the Sub-Adviser’s fee directly from its own advisory fees. The sub-advisory fees are based on the assets of a Fund for which the Sub-Adviser is responsible for making investment decisions.

The following are the Sub-Advisers for the Growth Fund: Capital Guardian Trust Company, Santa Barbara Asset Management Inc., Sound Shore Management Inc., TimesSquare Capital Management and Wellington Management Company, LLP. Russell Implementation Services, Inc. was a sub-advisor to the Growth Fund for the period August 5, 2008 to March 17, 2009.

The following are the Sub-Advisers for the Income Fund: Earnest Partners, LLC, Sterling Capital Management, LLC and Robert W. Baird & Company, Incorporated. Tattersall Advisory Group was the sub-advisor to the Income Fund for the period July 1, 2008 to December 31, 2008.

The Trust employs a Chief Compliance Officer (“CCO”) who receives a portion of her compensation from the Trust, as approved by the Board of Trustees, as well as reimbursement of out-of-pocket expenses related to her services as CCO. The CCO is also an employee of the Adviser. For the year ended June 30, 2009, the Growth Fund, the Income Fund, the Balanced Growth Fund, and the Balanced Income Fund were allocated $23,621, $17,371, $9,335 and $3,282 for CCO compensation, respectively.

The Trust is a party to Shareholder Services Agreements pursuant to which each Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the Shareholder Services Agreements, each Fund is authorized to pay monthly an Authorized Service Provider (which may include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net assets of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. In connection with the Shareholder Services Agreement, the Adviser has agreed to waive the amount of the investment advisory fees payable to it by any Fund to the extent of the amount paid in fees by a Fund to any Authorized Service Provider under the Shareholder Services Agreements.

The Trust has entered into servicing agreements with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly owned subsidiary of U.S. Bancorp. Under the servicing agreements, USBFS provides transfer agency, administrative and fund accounting services to the Funds. Under the terms of the Transfer Agency Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services. Under the Fund Accounting Agreement, USBFS is entitled to a fee computed at an annual rate of 0.02% of the Trust’s average daily net assets for the first $500,000,000, 0.01% for $500,000,001 to $1,000,000,000, and 0.0075% over $1,000,000,000. Under the Administration Agreement, USBFS is entitled to a fee computed at an annual rate of 0.03% of the Trust’s average daily net assets for the first $500,000,000, 0.02% for $500,000,001 to $1,000,000,000, and 0.01% over $1,000,000,000.

The Trust issues shares of the Funds pursuant to a Distribution Agreement with New Covenant Funds Distributor, Inc. (the “Distributor”), a wholly-owned subsidiary of New Covenant Trust Company, N.A., a subsidiary of the Presbyterian Church (U.S.A.) Foundation, under which the Distributor serves as the principal distributor of the Funds’ shares. The Funds do not pay the Distributor in its capacity as principal distributor.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

The Trust has a Custodian Agreement with JPMorgan Chase & Co.

No officer, Trustee or employee of the Trust, USBFS, or any affiliate thereof, except the CCO, receives any compensation from the Funds for serving as a Trustee or officer of the Trust. The Funds reimburse expenses incurred by the Trustees and officers in attending Board and Committee meetings.

A summary of each Balanced Fund’s investment in the Growth Fund and Income Fund for the year ended June 30, 2009, is as follows:

	Share Activity
	Balance			Balance	Realized		Value
Fund	June 30, 2008	Purchases	Sales	June 30, 2009	Gain (Loss)	Income	June 30, 2009

Balanced Growth Fund
Growth Fund	5,798,140	691,732	483,867	6,006,005	$(6,387,760)	$1,640,984	$136,276,250
Income Fund	4,844,231	72,745	977,121	3,939,855	(4,067,211)	4,703,567	82,461,172
Balanced Income Fund
Growth Fund	1,153,258	245,130	128,797	1,269,591	(1,149,903)	337,600	28,807,028
Income Fund	2,637,195	122,005	463,595	2,295,605	(1,769,775)	2,643,566	48,047,020

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended June 30, 2009, were as follows:

	Purchases	Sales
	(excluding	(excluding	Purchases of	Sales of
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities

Growth Fund	$590,303,514	$582,925,951	$—	$—
Income Fund	834,150,497	907,071,855	68,736,929	64,468,886
Balanced Growth Fund	17,635,934	31,119,698	—	—
Balanced Income Fund	8,222,270	12,997,146	—	—

5. Risk Factors

The performance of a Fund’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Funds invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. Total fees and expenses to be borne by investors in either Balanced Fund will depend on the portion of the Funds’ assets invested in the Growth Fund and in the Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

6. Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended June 30, 2009 and June 30, 2008, was as follows:

									Total
	Distributions Paid From						Return of		Distributions
	Ordinary Income		Net Long-Term Capital Gains		Total Taxable Deductions		Capital		Paid*

	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

Growth Fund	6,717,989	$9,729,900	$—	$47,070,913	6,717,989	$56,800,813	$517,962	$583,333	7,235,951	$57,384,146

Income Fund	21,145,431	24,383,715	—	—	21,145,431	24,383,715	—	—	21,145,431	24,383,715

Balanced Growth Fund	6,780,207	6,897,814	2,488,943	—	9,269,150	6,897,814	122,690	—	9,391,840	6,897,814

Balanced Income Fund	2,836,623	3,327,286	—	—	2,836,623	3,327,286	28,265	4,188	2,864,888	3,331,474

7. Federal Income Taxes

As of June 30, 2009, the Funds had available for federal tax purposes unused capital loss carryforwards expiring as follows:

	2012	2013	2014	2015	2016	2017	Total

Growth Fund	$—	$—	$—	$—	$—	$61,581,089	$61,581,089
Income Fund	—	—	1,591,357	5,673,243	517,116	6,784,158	14,565,874
Balanced Growth Fund	—	—	—	—	—	764,364	764,364
Balanced Income Fund	1,227,811	792,155	—	—	—	335,058	2,355,024

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended June 30, 2009, the Funds deferred to July 1, 2009, post-October capital losses of:

Post-October Losses

Growth Fund	$125,246,971
Income Fund	18,719,766
Balanced Growth Fund	8,440,942
Balanced Income Fund	1,644,919

notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

As of June 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Growth Fund	$—	$—	$—	$—	$(186,828,060)	$(19,737,291)	$(206,565,351)

Income Fund	292,365	—	292,365	—	(33,285,640)	(55,362,848)	(88,356,123)

Balanced Growth Fund	—	—	—	—	(9,205,306)	(51,763,382)	(60,968,688)

Balanced Income Fund	—	—	—	—	(3,999,943)	(10,249,509)	(14,249,452)

*	The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales and passive foreign investment companies (“PFICs”).

At June 30, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$677,848,076	$67,317,527	$(87,054,818)	$(19,737,291)
Income Fund	442,838,172	7,091,999	(62,454,847)	(55,362,848)
Balanced Growth Fund	274,306,759	2,508,310	(54,271,692)	(51,763,382)
Balanced Income Fund	89,554,146	1,152,506	(11,402,015)	(10,249,509)

8. Subsequent Events

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165). The Funds adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Funds have evaluated subsequent events through the issuance of their financial statements on August 28, 2009.

9. Other Federal Income Tax Information (unaudited)

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Growth Fund	100.00%
Income Fund	2.78%
Balanced Growth Fund	29.08%
Balanced Income Fund	14.49%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2009 was as follows:

Growth Fund	100.00%
Income Fund	2.80%
Balanced Growth Fund	31.98%
Balanced Income Fund	14.51%

notes to financial statements

NEW COVENANT FUNDS
June 30, 2009

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Growth Fund	0.00%
Income Fund	0.00%
Balanced Growth Fund	12.32%
Balanced Income Fund	0.00%

     report of independent registered public accounting firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of the New Covenant Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the New Covenant Funds (comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund) (collectively the “Funds”), as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the New Covenant Funds at June 30, 2009, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 28, 2009

supplemental data

NEW COVENANT FUNDS
June 30, 2009

Proxy Voting Policy and Proxy Voting Record

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-858-6127 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how each Fund voted proxies related to securities held during the most recent 12 month period ended June 30 is (i) available without charge, upon request, by calling 800-858-6127; (ii) on the Funds’ website at http://www.newcovenantfunds.com and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Fund Information - Hypothetical Cost of Investing

As a shareholder of the New Covenant Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the New Covenant Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2009.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/09	6/30/09	1/1/09 - 6/30/09	1/1/09 - 6/30/09

Growth Fund	$1,000.00	$1,054.60	$5.86	1.15%
Income Fund	1,000.00	1,056.60	4.59	0.90%
Balanced Growth Fund	1,000.00	1,053.90	0.71	0.14%
Balanced Income Fund	1,000.00	1,053.60	0.81	0.16%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the New Covenant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/09	6/30/09	1/1/09 - 6/30/09	1/1/09 - 6/30/09

Growth Fund	$1,000.00	$1,019.09	$5.76	1.15%
Income Fund	1,000.00	1,020.33	4.51	0.90%
Balanced Growth Fund	1,000.00	1,024.10	0.70	0.14%
Balanced Income Fund	1,000.00	1,024.00	0.80	0.16%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio (reflecting fee waivers in effect) multiplied by 181/365 (to reflect the one-half year period)
**	Annualized.

supplemental data

NEW COVENANT FUNDS
June 30, 2009

Approval of the Continuation of the Investment Advisory and Sub-Advisory Agreements

The current Investment Advisory Agreement for the New Covenant Funds (the “Funds” or the “Trust”) and certain of the Sub-Advisory Agreements for the New Covenant Growth Fund (collectively, the “Agreements”) were most recently re-approved by the Board of Trustees of the Trust on May 18, 2009, for a one-year period ending June 30, 2010. Relevant provisions of the Investment Company Act of 1940 (the “1940 Act”) specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the continuation of the Agreements, and it is the duty of the Adviser and the Sub-Advisers to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to renew the Agreements, the Board of Trustees requested, and the Adviser and the applicable Sub-Advisers provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds, including other mutual funds having socially responsible investment (“SRI”) mandates. As part of their deliberations, the Trustees also considered and relied upon the information about the Funds, the Adviser and the Sub-Advisers that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees discussed the materials prior to the May 18, 2009 Board meeting as well as in an executive session during the meeting. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

Among the factors the Board considered was the overall performance of each Fund and each applicable Sub-Adviser relative to the performance of similar mutual funds in each Fund’s peer group and relative to applicable benchmark indexes on a long-term basis and over shorter periods of time. The Board took note of the fact that the performance results achieved for the Funds were favorable as compared to other SRI Funds on both a short-term and on a long-term basis and that the Adviser produced these results in a manner consistent with the stated investment objective and policies of each of the Funds. The Board considered the contribution made by each applicable Sub-Adviser to the short-term and, as relevant, long-term performance. The Board also considered that while the performance of the Income Fund for certain periods reflected performance that trailed the performance of its applicable benchmark index, the Adviser had taken action during the past fiscal year to replace the former Sub-Adviser to the Income Fund and retain three new Sub-Advisers for the Income Fund. The Board also took note of the long-term relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since their inception.

In connection with its consideration of the continuation of the Agreement with the Adviser, the Board compared the expenses of each of the Funds to the expenses of their peers, based on data compiled by an independent source. The Board noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the nature, extent and quality of these services. The Board also reviewed financial information concerning the Adviser relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser and the financial status of the Adviser as demonstrated by the financial information provided. In addition, the Board discussed with the Adviser economies of scale that could be realized by the Funds and the impact of potential economies of scale on the fees assessed on the Growth and Income Funds. The Board reviewed the fees charged by the Adviser to its other investment advisory clients and the Board took into consideration the different types of services that the Adviser provides to the Funds as compared to other managed accounts when considering the different level of fees charged by the Adviser in connection with the Funds. The members of the Board also considered the fact that the Adviser makes available the services of its subsidiary New Covenant Funds Distributor, Inc. (the “Distributor”) to serve as the distributor of the shares of each of the Funds and they noted that the Adviser bears all of the costs of the distribution services for the Funds that are provided by the Distributor. The Board also took note of the fact that the Distributor continued to undertake efforts to expand the marketing of the Funds and to provide for expanded distribution of the Funds at no direct cost to the Funds. The Trustees considered the services performed by the Trust’s Chief Compliance Officer (who is an employee of the Adviser), particularly in connection with the oversight of the Sub-Advisers; the services provided by the Adviser in managing the Funds’ proxy voting program; and other additional services provided by the Adviser to the Funds, and concluded that the shareholders continue to benefit from these additional services under the Investment Advisory Agreement with the Adviser. The Board also discussed the function of the Adviser’s Social Witness Committee of its board to raise the visibility and importance of the social responsibility aspect of investing the Funds’ portfolios, and the Adviser’s participation on the Mission Responsibility Through Investment Committee of the Presbyterian Church (U.S.A.) Foundation.

In connection with their review of each of the applicable Sub-Advisory Agreements, the Trustees considered, in addition to the performance information discussed above, the Sub-Advisers’ adherence to the Funds’ investment objectives and policies, the Trust’s Chief Compliance Officer’s favorable compliance report on each applicable Sub-Adviser and the fees charged by the Sub-Advisers to other clients as compared to the fees they receive from the Adviser. While the Board considered financial information regarding each applicable Sub-Adviser, it did not consider information as to the profitability of each Sub-Advisory Agreement to the relevant Sub-Adviser, since the fees payable to the Sub-Advisers had been negotiated at arm’s length and were paid by the Adviser. The Board considered the soft dollar practices of certain of the Sub-Advisers to the Growth Fund and they noted that those Sub-Advisers that do engage in soft dollar transactions with respect to portfolio transactions for the Growth Fund do so in a manner that is consistent with industry practice within the mutual fund industry and also consistent with relevant regulatory guidance and that these transactions reflect a small portion of the overall portfolio trading done for the Growth Fund.

supplemental data

NEW COVENANT FUNDS
June 30, 2009

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds as being important elements of their consideration. The Board took particular note of the performance of each Fund compared to that of similar SRI funds. The Board also took particular note of the unique duties that the Adviser undertakes in order to assure that the Funds are invested in a manner that is consistent with the social-witness principles of the Presbyterian Church (U.S.A.). The Board further considered the fact that the Adviser had undertaken during the year to waive its investment advisory fees and reimburse certain operating expenses of the Funds to the extent of the amount of shareholder services fees paid by the Funds during the year in order to limit the overall operating expenses of the Funds. The Board also considered the fact that the Adviser proposed to modify the extent of its fee waiver and reimbursement undertakings during the current fiscal year of the Funds, and the Board determined that the Funds continue to benefit from the fee waiver and reimbursement arrangements, as modified. The Board also took into consideration the fact that the Adviser manages the Funds under a “manager of managers” arrangement pursuant to which the Adviser is responsible for the ongoing oversight of the investment program of each of the Sub-Advisers with respect to their management of the Funds and the Board determined that the Adviser has continued to successfully implement the “manager of managers” program for the Funds in a manner that has been beneficial to the Funds and their shareholders. In connection with this, the Board considered the actions taken during the past fiscal year by the Adviser to retain several new Sub-Advisers.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreement and the applicable Sub-Advisory Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period.

Approval of New Sub-Advisory Agreement for the New Covenant Growth Fund

In addition to the annual contract renewal process described above for each of the Funds, during the semi-annual period ended June 30, 2009, the Board of Trustees was also called upon to take action with respect to the approval of a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) relating to the New Covenant Growth Fund (the “Growth Fund”) with TimesSquare Capital Management, LLC (“TimesSquare”).

As discussed more fully above with respect to the annual contract renewal process, the relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the adoption of any new sub-advisory agreements with respect to a Fund, and it is the duty of the Adviser and any sub-advisers to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to approve the New Sub-Advisory Agreement with TimesSquare, the Board of Trustees requested, and the Adviser and TimesSquare provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of TimesSquare and information regarding the fees and expenses of the Fund, as compared to other similar mutual funds, including other mutual funds having SRI mandates. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

At a special meeting of the Trust’s Board held on March 22, 2009, the Trustees, including the Independent Trustees, approved the New Sub-Advisory Agreement with TimesSquare for the Growth Fund. Apart from the fees payable thereunder and the commencement date, the terms and conditions of the New Sub-Advisory Agreement with TimesSquare are generally similar in all material respects to those of the Sub-Advisory Agreements with the other current sub-advisers to the Growth Fund, which the Board reviewed and approved, as described above, at its meeting held on May 18, 2009.

With respect to the Board’s consideration and approval of the New Sub-Advisory Agreement with TimesSquare, the Board met on February 23, 2009 and March 22, 2009 to consider the approval of the selection of TimesSquare. At the February 23, 2009 meeting, upon the recommendation of the Adviser, the Board determined to begin an orderly transition of Growth Fund assets currently being managed by Russell Implementation Services, Inc. (“Russell”) to Sound Shore Management, Inc. and Santa Barbara Asset Management, LLC, two of the other sub-advisers to the Growth Fund. In connection with its determination, the Board took into consideration that the approval of Russell’s sub-advisory agreement in July 2008 was intended for the management of Fund assets on an interim basis. At the February 23, 2009 and March 22, 2009 meetings, the Board reviewed information and materials regarding TimesSquare, including its prior investment performance, its proposed portfolio management process and its proposed level of fees. The Board also considered the nature, quality and extent of the services to be provided by TimesSquare. Following their consideration of each of these factors, on March 22, 2009, the Board determined to select TimesSquare to manage a portion of the Growth Fund.

In connection with their review of the New Sub-Advisory Agreement, the Trustees considered, in addition to the performance and other information discussed above, the compliance report submitted by the Trust’s former Chief Compliance Officer on TimesSquare and noted that the Trust’s new Chief Compliance Officer had agreed to conduct an on-site visit of TimesSquare. In addition, the Trustees took into consideration the fees charged by TimesSquare to other clients as compared to the fees to be supplemental data

NEW COVENANT FUNDS
June 30, 2009

received from the Adviser with respect to the Growth Fund. The Board noted the fact that the fees payable to TimesSquare had been negotiated at arm’s length and were to be paid by the Adviser from the investment advisory fee that it receives from the Growth Fund. The Board also considered the brokerage practices of TimesSquare and found them to be in accordance with relevant industry practices and applicable regulatory requirements.

In reaching their conclusion with respect to the approval of the New Sub-Advisory Agreement, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the favorable prior performance results of TimesSquare and the recommendation of the Adviser’s independent consultant as being important elements of their consideration.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable in light of the services to be provided and the Board therefore voted to approve the New Sub-Advisory Agreement. As a result of the Board’s determination, TimesSquare became a sub-adviser to the Growth Fund effective April 20, 2009.

trustees and officers

NEW COVENANT FUNDS
June 30, 2009

Trustees and Officers of the New Covenant Funds

				Number of
				Portfolios in	Other
	Position(s)	Length	Term of Office and	Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships
Name and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee

INDEPENDENT TRUSTEES

F. Kenneth Bateman 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 69	Trustee and Chairman of the Board	Since inception	Attorney, Gerber & Bateman, P.A. (1999 to present); Attorney, Potter, Mills & Bateman, P.A. (1997 to 1999); Trustee, Presbyterian Church (U.S.A.) Foundation (1995 to 2001)	4	None

Gail C. Duree 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 63	Trustee and Vice Chair of the Board	Since inception May 2008	Independent Financial Consultant (1990 to present); Montview Boulevard Presbyterian Church Treasurer (1999 to 2009); Women’s Foundation of Colorado (1995 to 2009); Alpha Gamma Delta Foundation Board (2005 to present)	4	None

Donald B. Register 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 72	Trustee	Since inception	Retired; From 1988 to May 2005, Pastor, Sixth-Grace Presbyterian Church, Chicago, IL	4	None

William C. Lauderbach 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 66	Trustee	August 2005	Retired; (1985 to 2008), Executive Vice President and Senior Investment Officer, Chemical Bank and Trust Company, Midland, Michigan	4	None

Elinor K. Hite 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 66	Trustee	May 2008	Independent Human Resource Consultant (2008 to present); Senior Vice President of Human Resources, YMCA of the USA, Chicago, Illinois (2005 to 2008); Director of Human Resources, Jenner & Block LLP (1999 to 2005)	4	None

Henry H. Gardiner, CFA 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 58	Trustee	May 2008	National Accounts Manager, SunGard iWORKS, Greenwood Village, Colorado (2000 to present)	4	None

INTERESTED TRUSTEES

Robert E. Leech 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 64	President and Trustee	May 2005	Consultant to the New Covenant Trust Company (2009 - Present); Retired; From 2000 - 2009, President and Chief Executive Officer of the Presbyterian Church (U.S.A.) Foundation; Retired; From 2000 - 2009, Chief Executive Officer of the New Covenant Trust Company	4	None

Samuel W. McNairy 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 67	Trustee	August 2005	Retired; From 1964 to 2001, Deloitte & Touche LLP (retired as Partner, 2001); Trustee, Presbyterian Church (U.S.A.) Foundation (January 2005 to present)	4	None

trustees and officers (continued)

NEW COVENANT FUNDS
June 30, 2009

Trustees and Officers of the New Covenant Funds (continued)

	Position(s)	Length	Term of Office and
	Held With	of Time	Principal Occupation(s)
Name and Age	Trust	Served	During Past 5 Years

EXECUTIVE OFFICERS

Paul H. Stropkay, CFA 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 37	Senior Vice President	August 2008	Senior Vice President & Chief Investment Officer, New Covenant Trust Company, N.A. (August 2008 to present); Vice President, Harvey Investment Company, LLC (2001-2008)

Cathy Benge 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 53	Chief Compliance Officer & Anti-Money Laundering Officer	March 2009	Chief Compliance Officer, New Covenant Trust Company, N.A. (2009-present); Compliance Specialist, Presbyterian Foundation (2006-2009); ADM Specialist, New Covenant Trust Company, N.A. (2005-2006), Account Implementation Manager, Humana (2004-2005)

Patrick J. Rudnick, CPA 315 E Michigan St., Milwaukee, WI 53202 Age: 36	Treasurer	April 2008	Vice President, U.S. Bancorp Fund Services, LLC (2006 to present); Audit Manager, PricewaterhouseCoopers, LLP (1999-2006)

James R. Matel 315 E. Michigan St., Milwaukee, WI 532002 Age: 38	Secretary	April 2008	Assistant Vice President, U.S. Bancorp Fund Services, LLC (1995 to present)

Annual/Semi-Annual Report to Shareholders
These reports include financial statements and information about the portfolio of investments for each Fund. The Trust’s Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is legally considered to be a part of the prospectus. To request a free copy of the current Annual or Semi-Annual Report, SAI, or to request other information about the Funds, you can visit www.NewCovenantFunds.com or write or call:

New Covenant Funds
Box 701
Milwaukee, WI 53201-0701
877-835-4531

Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s EDGAR database at http://www.sec.gov.
You may review and copy the SAI and other information about the Funds by visiting SEC’s Public Reference Room in Washington, D.C. You can obtain information about the Public Reference Room by calling the SEC at 202-942-8090. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

SEC File #

NCF 14-09-03

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
(1) File: A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. William Lauderbach is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$87,700	$91,000
Audit-Related Fees	$0	$0
Tax Fees	$20,900	$19,700
All Other Fees	$0	$0
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this

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report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed here within.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) New Covenant Funds

By (Signature and Title)*	/s/ Patrick J. Rudnick Patrick J. Rudnick, Treasurer

Date	September 1, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert E. Leech Robert E. Leech, President

Date	September 1, 2009

By (Signature and Title)*	/s/ Patrick J. Rudnick Patrick J. Rudnick, Treasurer

Date	September 1, 2009

*	Print the name and title of each signing officer under his or her signature.

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